As filed with the U.S. Securities and Exchange Commission on April 15, 2022

Registration No. ____

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [    ]

Post-Effective Amendment No. [    ]

(Check appropriate box or boxes)

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

(Exact Name of Registrant as Specified in Charter)

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (404) 953-4900

Dory S. Black, Esq.

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(Name and Address of Agent for Service)

WITH A COPY TO:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

Dear Shareholder:	[ ], 2022

You are receiving this Information Statement/Prospectus because you own shares in Angel Oak Dynamic Financial Strategies Income Term Trust (the “Acquired Fund”). The Board of Trustees of the Acquired Fund has approved the reorganization of the Acquired Fund with and into Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). Each Fund is a closed-end management investment company. Each Fund’s investment adviser is Angel Oak Capital Advisors, LLC.

The reorganization of the Acquired Fund with and into the Acquiring Fund would occur pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Acquired Fund, the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund, and complete liquidation of the Acquired Fund (the “Reorganization”).

The Reorganization is subject to certain conditions, including the separate approval of the shareholders of the Acquiring Fund of the issuance of additional common shares of beneficial interest of the Acquiring Fund in connection with the Reorganization. The Reorganization is expected to occur on or about July 29, 2022.

The Reorganization is expected to be treated as a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization does not require approval of the shareholders of the Acquired Fund, and you are not being asked to vote. We do, however, ask that you carefully review the enclosed Information Statement/Prospectus, which contains information about the Acquiring Fund and the Reorganization.

Sincerely,

Dory S. Black

President, Angel Oak Dynamic Financial Strategies Income Term Trust

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached Information Statement/Prospectus or incorporated by reference into the Information Statement/Prospectus. You should carefully read the entire Information Statement/Prospectus, including the Agreement and Plan of Reorganization, which is attached as Appendix A thereto, because it contains details that are not in the Questions and Answers.

Q:	Why am I receiving an Information Statement/Prospectus?

A:

You are receiving an Information Statement/Prospectus because you own shares of Angel Oak Dynamic Financial Strategies Income Term Trust (the “Acquired Fund”). The Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) has approved the reorganization of the Acquired Fund with and into Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”).

The reorganization of the Acquired Fund with and into the Acquiring Fund would occur pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Acquired Fund, the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”).

The Reorganization is subject to certain conditions, including the separate approval of the shareholders of the Acquiring Fund of the issuance of additional common shares of beneficial interest of the Acquiring Fund in connection with the Reorganization. The Reorganization is expected to occur on or about July 29, 2022.

It is anticipated that the Acquiring Fund would be the accounting and performance survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Q:	Why is the Reorganization being recommended by the Board of Trustees of the Acquired Fund?

A:

The Acquired Fund Board of Trustees determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund. The Acquired Fund Board considered other options potentially available to the Acquired Fund, including maintaining the status quo or liquidating the Acquired Fund, and determined to approve the Reorganization.

Please see “Background and Reasons for the Proposed Reorganization” in the Information Statement/Prospectus for additional information on the Acquired Fund Board’s considerations relating to the Reorganization.

Q:	Am I being asked to vote on the Reorganization?

A:

No. Shareholders of the Acquired Fund are not required to approve the Reorganization under state or federal law, the Investment Company Act of 1940, as amended (the “1940 Act”), or the organizational documents governing the Acquired Fund. We are not asking you for a proxy, and you are requested not to send us a proxy.

Separately, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of beneficial interest of the Acquiring Fund in connection with the Reorganization.

Q:	How do the Funds compare?

A:

The Funds are substantially similar. Each Fund’s investment adviser is Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”). The Acquired Fund’s portfolio management team primarily responsible for the day-to-day management of the Acquired Fund’s portfolio consists of four portfolio managers, three of which comprise the Acquiring Fund’s portfolio management team primarily responsible for the day-to-day management of the Acquiring Fund. The Acquired Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio. The Acquired Fund and the Acquiring Fund have identical investment objectives, principal investment strategies and principal risks and the Funds’ investment restrictions and policies are materially similar.

i

Each Fund is a closed-end management investment company registered under the 1940 Act. Each Fund is a Delaware statutory trust. The Acquired Fund is a diversified management investment company, whereas the Acquiring Fund is a non-diversified management investment company. The Acquiring Fund has been operating as a diversified management investment company since its inception and if the Acquiring Fund continues to do so until May 31, 2022, the Acquiring Fund will become a diversified management investment company on such date. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the fund’s investment portfolio. Each Fund’s common shares are listed on the New York Stock Exchange.

Each Fund has a term. The Acquired Fund will terminate on or before June 30, 2035, whereas the Acquiring Fund will terminate on or before May 31, 2031 (each, a “Termination Date”); provided, that if the Board of Trustees of the applicable Fund believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board of Trustees of the Fund and without shareholder approval. Separately, the shareholders of the Acquiring Fund are being asked to approve an amendment of the Acquiring Fund’s Declaration of Trust to extend the Termination Date of the Acquiring Fund from May 31, 2031, to June 30, 2035, which is the same Termination Date of the Acquired Fund.

Each Fund may use leverage to the extent permitted by the 1940 Act. As of January 31, 2022, the Acquired Fund had 27.74% aggregate financial leverage from reverse repurchase agreements as a percentage of its total assets. As of the same date, the Acquiring Fund had 27.97% aggregate financial leverage from the issuance of senior unsecured notes and reverse repurchase agreements as a percentage of its total assets. The Acquiring Fund uses leverage primarily in the form of the issuance of senior unsecured notes and reverse repurchase agreements. Unlike the Acquiring Fund, the Acquired Fund has not issued senior unsecured notes. The Combined Fund anticipates using leverage similarly to the Acquiring Fund’s use thereof.

Each Fund intends to make monthly distributions to its shareholders.

Each Fund is governed by a Board of Trustees (each, a “Board”). The Board of the Acquired Fund has six Trustees, four of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Board of the Acquiring Fund has five Trustees, four of whom are Independent Trustees. Each Board consists of the same Independent Trustees.

Each Fund’s Declaration of Trust and By-Laws are materially similar.

Please see “Comparison of the Funds” in the Information Statement/Prospectus for additional information.

Q:	What happens if Acquiring Fund shareholders do not approve the issuance of additional common shares of beneficial interest of the Acquiring Fund in connection with the Reorganization?

A:

Completion of the Reorganization requires the approval of the issuance of Acquiring Fund common shares by the Acquiring Fund shareholders. If the issuance of Acquiring Fund common shares is not approved by shareholders of the Acquiring Fund, the Acquired Fund Board will consider other options potentially available to the Acquired Fund, including maintaining the status quo or liquidating the Acquired Fund.

Q:	How will the fees and expenses of the Combined Fund compare to those of the Acquired Fund?

A:

The contractual advisory fee of the Acquired Fund is, and the Combined Fund would be, 1.35% of the Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”).

Following the consummation of the Reorganization, the pro forma total annual operating expense ratio of the Combined Fund is expected to be lower than the total annual operating expense ratio after fee waiver/expense reimbursement of the Acquired Fund. The total annual operating expenses after any fee waiver/expense reimbursement for the Acquired Fund and pro forma for the Combined Fund are 3.09% and 3.01%, respectively. Pro forma combined fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

Please see “Fees and Expenses Table” and “Management of the Funds” in the Information Statement/Prospectus for additional information.

Q:	How will the Reorganization be effected?

A:

Assuming the Acquiring Fund’s shareholders approve the issuance of Acquiring Fund common shares, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all the accrued and unpaid liabilities of the Acquired Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated in accordance with its Declaration of Trust and By-Laws and the 1940 Act.

You will become a shareholder of the Acquiring Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the Acquired Fund you held immediately prior to the Reorganization (although shareholders will receive cash for fractional shares).

Q:	At what prices have common shares of the Acquired Fund and common shares of the Acquiring Fund historically traded?

A:

Common shares of each Fund have from time to time traded below their net asset values. As of March 31, 2022, the Acquired Fund common shares were trading at a 7.86% discount to its net asset value and the Acquiring Fund common shares were trading at an 7.55% discount to its net asset value. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. The market value of the common shares of the Combined Fund may be more or less than the market value of either the common shares of the Acquired Fund or the common shares of the Acquiring Fund prior to the Reorganization.

Please see “Share Price Data” in the Information Statement/Prospectus for additional information.

Q:	Will the Reorganization impact Fund distributions to shareholders?

A:

The Acquired Fund and the Acquiring Fund currently pay a monthly distribution of $0.1228 per share and $0.1085 per share, respectively. The Combined Fund would pay a monthly distribution of $0.1085 per share, which is the same as the monthly distribution of the Acquiring Fund and less than the monthly distribution of the Acquired Fund.

Based on each Fund’s NAV as of March 31, 2022, the exchange ratio at which common shares of the Acquired Fund would have converted to common shares of the Combined Fund is 1.1762 (i.e., assuming the Reorganization was consummated following the market close on March 31, 2022, an Acquired Fund shareholder would have received 1.1762 shares of the Combined Fund for each Acquired Fund share held).

Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?

A:

The Combined Fund will be managed by Angel Oak, each Fund’s current adviser. The Acquired Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio. The Acquired Fund’s portfolio management team consists of four portfolio managers, three of which comprise the portfolio management team for the Acquiring Fund.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?

A:

It is anticipated that there will be no portfolio transitioning in connection with the Reorganization. Accordingly, there are expected to be no transaction costs (including brokerage commissions, transaction charges and related fees) associated with the Reorganization. To the extent there are any transaction costs, these will be borne by the Acquired Fund with respect to any portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization.

As of March 31, 2022, the Acquired Fund had a net short term unrealized loss of approximately $467,095 (approximately $0.12 per share) and a net long term unrealized loss of $257,724 (approximately $0.06 per share). It is currently estimated that the Acquired Fund will distribute no capital gains to the Acquired Fund shareholders as a result of any portfolio transitioning conducted in connection with the Reorganization. The Acquired Fund did not have any capital loss carryforwards as of December 31, 2021; therefore, capital loss carryforwards will have no tax impact on any portfolio transitioning conducted by the Acquired Fund in connection with the Reorganization.

Q:	Will I have to pay any sales load or commission in connection with the Reorganization?

A:	No. You will pay no sales load or commission in connection with the Reorganization.

Q:	Who will pay for the costs associated with the Reorganization?

A:

The Funds will bear expenses incurred in connection with the Reorganization, as agreed to by those parties. The expenses of the Reorganization are estimated to be $283,000. The Funds will bear expenses incurred in connection with the Reorganization, as agreed to by those parties, whether or not the Reorganization is consummated.

Q:	Is the Reorganization expected to be taxable to shareholders of the Acquired Fund?

A:

No. The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization qualifies for tax-free treatment, Acquired Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares, if any).

Q:	Why is no Acquired Fund shareholder action necessary?

A:

No Acquired Fund shareholder action is necessary because the Reorganization satisfies the requisite conditions of Rule 17a-8 under the 1940 Act, and, in accordance with the Acquired Fund’s Declaration of Trust and applicable Delaware state and U.S. federal law, the Reorganization may be effected without the approval of shareholders of the Acquired Fund.

Q:	Whom do I contact for further information?

A:	If you have any questions regarding the Reorganization, please call 877-855-3434.

INFORMATION STATEMENT FOR

ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

PROSPECTUS FOR

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

[ ], 2022

This Information Statement/Prospectus is furnished to you as a common shareholder of the Angel Oak Dynamic Financial Strategies Income Term Trust (the “Acquired Fund”), a Delaware statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The reorganization of the Acquired Fund with and into Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund” and each, a “Fund” and together, the “Funds”) would occur pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Acquired Fund, the distribution of the common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund, and complete liquidation of the Acquired Fund (the “Reorganization”).

The Reorganization is subject to certain conditions, including the separate approval of the shareholders of the Acquiring Fund of the issuance of additional common shares of beneficial interest of the Acquiring Fund in connection with the Reorganization.

Assuming the Acquiring Fund’s shareholders approve the issuance of Acquiring Fund common shares, you will become a shareholder of the Acquiring Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the Acquired Fund you held immediately prior to the Reorganization (although shareholders will receive cash for fractional shares).

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free reorganization.

The Funds are substantially similar. Each Fund’s investment adviser is Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”). The Acquired Fund’s portfolio management team primarily responsible for the day-to-day management of the Acquired Fund’s portfolio consists of four portfolio managers, three of which comprise the Acquiring Fund’s portfolio management team primarily responsible for the day-to-day management of the Acquiring Fund. The Acquired Fund and the Acquiring Fund have identical investment objectives, principal investment strategies and principal risks and the Funds’ investment restrictions and policies are materially similar.

Each Fund has a term. The Acquired Fund will terminate on or before June 30, 2035, whereas the Acquiring Fund will terminate on or before May 31, 2031 (each, a “Termination Date”); provided, that if the Board of Trustees of the applicable Fund believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board of Trustees of the Fund and without shareholder approval. Separately, the shareholders of the Acquiring Fund are being asked to approve an amendment of the Acquiring Fund’s Declaration of Trust to extend the termination date of the Acquiring Fund from May 31, 2031, to June 30, 2035, which is the same termination date as the Acquired Fund.

Each Fund is governed by a Board of Trustees (each, a “Board”). The Board of the Acquired Fund has six Trustees, four of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Board of the Acquiring Fund has five Trustees, four of whom are Independent Trustees. Each Board consists of the same Independent Trustees.

Each Fund’s Declaration of Trust and By-Laws are materially similar.

The common shares of the Acquiring Fund (“Shares” and the holders of such Shares, “Shareholders”) are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “FINS” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “DYFN” and would be delisted from the NYSE following the Reorganization.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Information Statement/Prospectus by reference:

•	the Statement of Additional Information, dated [ ], 2022, relating to this Information Statement/Prospectus;

•	the Annual Report to shareholders of the Acquired Fund for the fiscal period ended January 31, 2022 (Investment Company Act File No. 811-23491; Accession Number 0001193125-22-101259); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended January 31, 2022 (Investment Company Act File No. 811-23358; Accession Number 0001193125-22-101263).

Additional copies of the foregoing and any more recent reports filed after the date hereof for the Funds may be obtained without charge:

By Phone:	(855) 751-4324
By Mail:	Angel Oak Funds
c/o U.S. Bank Global Fund Services P.O. Box 701
Milwaukee, WI 53201-0701
By Internet:	www.angeloakcapital.com

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov
In Person:	SEC’s Public Reference Room 100 F Street, N.E., Washington, D.C. 20549
By Mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 100 F Street, N.E., Washington, D.C. 20549

This Information Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Information Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Fund should know about the Reorganization. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

II

III

SUMMARY

Synopsis

The Board of Trustees (the “Board”) of each Fund, including the Independent Trustees, has approved the Reorganization Agreement. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to shareholder approval of the issuance of Acquiring Fund common shares by the shareholders of the Acquiring Fund, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund;

•	the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Acquired Fund;

•	the distribution of common shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•	the complete liquidation of the Acquired Fund.

It is expected that the Reorganization will occur on or about July 29, 2022.

The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund common shares held immediately prior to the Reorganization (although shareholders will receive cash for fractional shares). The market value of the common shares of the Combined Fund may be more or less than the market value of either the common shares of the Acquired Fund or the common shares of the Acquiring Fund prior to the Reorganization.

It is anticipated that there will be no portfolio transitioning in connection with the Reorganization. Accordingly, there are expected to be no transaction costs (including brokerage commissions, transaction charges and related fees) associated with the Reorganization. To the extent there are any transaction costs, these will be borne by the Acquired Fund with respect to any portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization.

The Funds are substantially similar. Each Fund’s investment adviser is Angel Oak Capital Advisors, LLC (the “Adviser”). The Acquired Fund’s portfolio management team primarily responsible for the day-to-day management of the Acquired Fund’s portfolio consists of four portfolio managers, three of which comprise the Acquiring Fund’s portfolio management team primarily responsible for the day-to-day management of the Acquiring Fund. The Acquired Fund and the Acquiring Fund have identical investment objectives, principal investment strategies and principal risks and the Funds’ investment restrictions and policies are materially similar.

Each Fund is governed by a Board of Trustees (each, a “Board”). The Board of the Acquired Fund has six Trustees, four of whom are Independent Trustees. The Board of the Acquiring Fund has five Trustees, four of whom are Independent Trustees. Each Board consists of the same Independent Trustees.

Each Fund’s Declaration of Trust and By-Laws are materially similar.

Each Fund is a closed-end management investment company registered under the 1940 Act. Each Fund is a Delaware statutory trust. The Acquired Fund is a diversified management investment company, whereas the Acquiring Fund is a non-diversified management investment company. The Acquiring Fund has been operating as a diversified management investment company since its inception and if the Acquiring Fund continues to do so until May 31, 2022, the Acquiring Fund will become a diversified management investment company on such date. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the fund’s investment portfolio. Each Fund’s common shares are listed on the New York Stock Exchange.

Each Fund has a term. The Acquired Fund will terminate on or before June 30, 2035, whereas the Acquiring Fund will terminate on or before May 31, 2031 (each, a “Termination Date”); provided, that if the Board of Trustees of the applicable Fund believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board of Trustees of the Fund and without shareholder approval. Separately, the shareholders of the Acquiring Fund are being asked to approve an amendment of the Acquiring Fund’s Declaration of Trust to extend the termination date of the Acquiring Fund from May 31, 2031, to June 30, 2035, which is the same termination date as the Acquired Fund.

Each Fund may use leverage to the extent permitted by the 1940 Act. As of January 31, 2022, the Acquired Fund had 27.74% aggregate financial leverage from reverse repurchase agreements as a percentage of its total assets. As of the same date, the Acquiring Fund had 27.97% aggregate financial leverage from the issuance of unsecured senior notes and reverse repurchase agreements as a percentage of its total assets. The Acquiring Fund uses leverage primarily in the form of the issuance of senior unsecured notes and reverse repurchase agreements. Unlike the Acquiring Fund, the Acquired Fund has not issued senior unsecured notes. The Combined Fund anticipates using leverage similarly to the Acquiring Fund’s use thereof.

Each Fund intends to make monthly distributions to its shareholders. Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes.

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction.

Background and Reasons for the Proposed Reorganization

At an in-person meeting held on March 30-31, 2022, the Acquired Fund Board, including a majority of the Independent Trustees, approved the Reorganization Agreement. In approving the Reorganization Agreement, the Acquired Fund Board determined that (i) the Reorganization is in the best interests of the Acquired Fund and its shareholders and (ii) the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization.

In making this determination and as part of its considerations of the Reorganization, the Board considered a number of factors, including, but not limited to:

•

Investment Objectives, Strategies, Policies and Restrictions. The Acquired Fund Board considered that the Acquired Fund and the Acquiring Fund have identical investment objectives, principal investment strategies and principal risks and the Funds’ investment restrictions and policies are materially similar. The Acquired Fund Board noted that the Acquired Fund is a diversified closed-end management investment company registered under the 1940 Act whereas the Acquiring Fund is a non-diversified closed-end management investment company registered under the 1940 Act, and each Fund’s common shares are listed on the NYSE.

•	Potential Alternatives to the Reorganization. The Acquired Fund Board also considered other alternatives, including maintaining the status quo or liquidating the Acquired Fund.

•

Potential for Operating and Administrative Efficiencies. The Acquired Fund Board considered Angel Oak’s belief that the Reorganization is expected to benefit shareholders of the Acquired Fund and the Acquiring Fund, including through greater opportunities to realize economies of scale. The Acquired Fund Board considered that the Reorganization would reduce the number of closed-end funds offering similar investment strategies in the market and would reduce the number of similar funds managed by Angel Oak. The Acquired Fund Board also considered Angel Oak’s belief that the Combined Fund is projected to offer investors a more efficient cost structure given economies of scale resulting from fixed fund expenses, such as fees paid to certain third-party service providers and the potential to take advantage of certain fee breakpoints more quickly with certain service providers. The Trustees considered that the Reorganization is anticipated to result in operating and administrative efficiencies for the Combined Fund, including greater investment options, greater diversification of portfolio investments, the ability to trade larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms.

•

Any Fees or Expenses that will be Borne Directly or Indirectly by the Fund. The Acquired Fund Board considered the estimated costs associated with the Reorganization, noting that the Acquiring Fund and the Acquired Fund have agreed to bear all the direct costs and expenses to be incurred in connection with the Reorganization. The Acquired Fund Board noted Angel Oak’s belief that there will be no portfolio transitioning in connection with the Reorganization. The Acquired Fund Board took into account that to the extent there are any transaction costs, these will be borne by the Acquired Fund with respect to any portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to any portfolio transitioning conducted after the Reorganization.

•

Any Effect on Annual Fund Operating Expenses and Shareholder Fees and Services. The Acquired Fund Board took into account that the Reorganization has the potential to improve economies of scale, which has the potential to lower the annual fund operating expenses. The Acquired Fund Board considered that the Combined Fund’s expense ratio is expected to be lower than the expense ratio of the Acquired Fund after fee waiver/expense reimbursement. It was noted that the contractual management fee rate paid by the Acquiring Fund was identical to the contractual management fee rate currently paid by the Acquired Fund.

•

Any Direct or Indirect Federal Income Tax Consequences to Existing Shareholders of the Acquired Fund. The Acquired Fund Board considered that the Reorganization is intended to be structured as a tax-free transaction. The Acquired Fund Board noted that no material gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. The Acquired Fund Board also considered that the Acquiring Fund’s aggregate tax basis in the assets of the Acquired Fund acquired in the Reorganization is generally expected to be equal to the fair market value of the aggregate consideration paid by the Acquiring Fund in exchange for such assets.

•

Potential for Improved Secondary Market Trading. The Acquired Fund Board noted that, while it is not possible to predict future trading levels of the Combined Fund’s shares after the Reorganization, Angel Oak had stated that the increase in assets may provide greater secondary market liquidity for the Combined Fund’s shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s shares when purchasing or selling the Combined Fund’s shares. In addition, the Acquired Fund Board took into account that Angel Oak had stated that, if research analysts cover the Combined Fund due to the increase in the net assets of the Combined Fund after the Reorganization, there is the potential for further improved secondary market trading.

•

Potential Effects of the Reorganization on the Acquired Fund’s Premium/Discount to the Acquired Fund’s Net Asset Value. The Acquired Fund Board took into account that the Reorganization would be at the Acquiring Fund’s and the Acquired Fund’s relative NAVs, rather than at the relative market prices. The Acquired Fund Board considered that sales of the Acquired Fund by individual shareholders were unlikely to occur at the Acquired Fund’s NAV, and that the Acquired Fund was currently trading at a discount.

•	Accounting and Performance Survivor. The Acquired Fund Board noted that the Acquiring Fund will be the accounting and performance survivor of the Reorganization.

The Acquired Board’s determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Acquired Fund and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of materiality to various factors.

COMPARISON OF THE FUNDS

Investment Objectives

The investment objectives of the Funds are identical. Each Fund seeks current income with a secondary objective of total return. There can be no assurance that either Fund will achieve its investment objective.

Both Funds’ investment objectives are not fundamental and may be changed without shareholder approval.

Principal Investment Strategies

The principal investment strategies of the Funds are identical. The principal investment strategies of each Fund are as follows:

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of U.S. and non-U.S. financial institutions, which may include, but are not limited to, banks, thrifts, finance companies, business development companies (“BDCs”) that invest primarily in loans, commercial mortgage and residential mortgage real estate investment trusts (“REITs”), brokerage and advisory firms, insurance companies and financial holding companies. In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), unrated debt, senior debt and high yield securities. The Fund may also invest in common equity, preferred equity, convertible securities, warrants and trust-preferred securities (“TruPS”) of these institutions. The Fund’s investment policy to invest at least 80% of its assets in securities of U.S. and non-U.S. financial institutions is not fundamental and may be changed without Shareholder approval. The Fund will provide Shareholders with 60 days’ notice of any change in this 80% investment policy.

The Fund will, under normal circumstances, invest at least 50% of its debt investments in debt investments rated investment grade by Standard & Poor’s Ratings Services (“S&P”) or of equivalent quality rating by another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality based on the Adviser’s internal quantitative models. The Fund will not invest more than 15% of its Managed Assets (as defined below) in credit instruments rated below Caa2 by Moody’s Investors Service, Inc. (“Moody’s”) or CCC by S&P or Fitch Ratings (“Fitch”). Below investment grade credit instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal.

Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in the group of industries related to banks and diversified financials. The Fund will not concentrate in any industry other than the group of industries related to banks and diversified financials.

The Fund may invest up to 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers and in markets outside the United States. The Fund’s investments in structured credit instruments, which are commonly issued by special purpose vehicles formed in jurisdictions outside of the United States, are not subject to or limited by this policy.

The Fund may invest up to 20% of its net assets plus the amount of any borrowings for investment purposes indirectly in securities issued by financial institutions through Structured Products and credit derivatives. In particular, the Fund may invest in equity and junior debt tranches of ABS and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, financial institutions (“Structured Products”).

The Fund does not have a policy to target a particular average maturity or duration and may invest in bonds of any maturity or duration. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics.

The Fund may incur leverage to the extent permitted by the 1940 Act.

Although the Fund normally seeks to invest substantially all of its assets in securities issued by financial institutions, the Fund reserves the ability to invest up to 20% of its net assets plus the amount of any borrowings for investment purposes in other types of securities and instruments (measured at the time of purchase). Additionally, the Fund may take temporary defensive positions that are inconsistent with its investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Fund does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

The Fund may invest without limitation in securities that are illiquid (e.g., non-investment grade sub-debt and junior debt tranches of Structured Products) and expects that a substantial portion of its assets will be illiquid. The Fund may also invest in restricted securities (i.e., securities the disposition of which is restricted under the federal securities laws).

The Fund will not invest more than 5% of its Managed Assets in securities of any one single issuer. In addition, the Fund will not invest more than 10% of its Managed Assets in preferred shares of commercial mortgage and residential mortgage REITs and will not invest more than 10% of its Managed Assets in securities issued by BDCs.

Additional Information Regarding the Investment Strategies and Investment Processes of the Funds

The additional information regarding the investment strategies and investment processes of the Funds are identical. The additional information regarding the investment strategies and investment processes of each Fund are as follows:

The Investment Process

Idea generation

The Adviser’s portfolio managers utilize various data sources to generate investment ideas. Most of the “idea generation” and sourcing of potential alpha opportunities is driven by internal research and analysis (“alpha” refers to excess returns relative to a benchmark). In addition, portfolio managers and analysts regularly monitor market conditions, trade flows and trade execution. Active market participation provides a strong understanding of current market trends, which leads to formation of immediate views on the relative value of investment opportunities within the structured fixed income markets, thus generating new investment ideas in real time.

The Adviser’s investment committee meets frequently to discuss strategies in the context of current market events and their impact on the Fund, and existing approaches to each strategy are affirmed or altered based on these discussions. The Adviser makes its investment decisions based on its view of macroeconomic (i.e., large-scale, economy-wide) trends as well as by identifying opportunities in the capital markets it believes are providing the greatest relative value.

Research

The Adviser uses a combination of proprietary fundamental and quantitative research to analyze opportunities. Fundamental analysis involves evaluating the value of an instrument based on the issuer’s financial profile, management and other considerations. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. As part of this fundamental analysis, the Adviser considers certain environmental, social and governance (“ESG”) factors that it believes could have a material negative or positive impact on the risk profiles of the issuers of certain securities in which the Fund may invest. These determinations may not be conclusive, and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. Examples of the types of factors the Adviser may consider as part of its proprietary assessment, include, without limitation: environmental issues, such as carbon emissions and energy efficiency; social issues, such as affordable housing and community investment; and corporate governance issues, such as board independence and diversity. In evaluating an issuer’s ESG practices, the Adviser will use its own proprietary assessments of material ESG factors and may also reference standards as set forth by recognized global organizations, including the United Nations’ Principles for Responsible Investing, the United Nations’ Sustainable Development Goals, the Task Force on Climate-Related Financial Disclosures, the Carbon Disclosure Project, the Sustainable Accounting Standards Board and the Global Reporting Initiative. Additionally, the Adviser may engage proactively with issuers to encourage them to improve their ESG factors. In this regard, the Adviser may engage in direct dialogue with company management, including through in-person meetings, phone calls, electronic communications, and letters. These engagement activities are designed to facilitate the Adviser’s efforts to identify opportunities for companies to improve their ESG practices and to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting those objectives. The Fund may invest in securities issued by companies whose ESG practices, at the time of the investment, do not fully meet the Adviser’s proprietary standards, with the expectation that the Adviser’s engagement efforts and/or the company’s own initiatives will lead to improvements in the company’s ESG practices over time. It may also exclude those issuers that are not receptive to the Adviser’s engagement efforts, as determined in the Adviser’s sole discretion.

Quantitative analysis refers to a data-oriented analysis of financial information, market trends and other factors. This discipline is conducted from a bottom-up (i.e., opportunity-by-opportunity) perspective. The research team’s risk modeling analysis provides a granular focus on seeking to mitigate credit risk. Scenario analysis is conducted to help portfolio managers understand how an individual security would perform under a range of economic and capital market conditions. Scenario analysis is completed by applying multiple interest rate, credit and cash flow assumptions. Once the critical factors for individual security selection have been evaluated, a recommendation is made. The Adviser also makes use of various third-party analytical systems and uses proprietary models to confirm or eliminate results of non-proprietary models. Portfolio managers and analysts merge the outputs of these analytical models with their own views on future market and economic conditions to generate more qualified pre-purchase assumptions.

Portfolio Construction

The Adviser will construct the portfolio investments in two ways. First, the Adviser will participate in the primary market via a syndicated transaction brought to market by a broker/dealer specializing in the financial institutions sector. These deals have the potential to trade for higher prices in the secondary market and may allow the Fund to generate secondary trading profits. Second, the Adviser will source transactions in the secondary market. Although this may be infrequent, the Adviser believes it is well suited to take advantage of opportunities in the secondary market.

The Adviser will use fundamental analysis based on publicly available information to refine the pipeline of potential issuers. The Adviser will look for healthy, well capitalized institutions with a history of sound performance. The Adviser is not interested in financial institutions that are attempting to fill a capital hole or address their asset quality challenges. Rather, the Adviser will look for those well capitalized institutions where capital can be utilized strategically.

The Adviser may sell investments if it determines that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.

Portfolio Composition

The Fund’s portfolio will consist primarily of:

Subordinated debt, senior debt and preferred securities of banks and diversified financial companies

Subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank. Many subordinated debt securities may be unrated and some may be considered high-yield securities or “junk bonds.” See “High yield securities.” Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities, as well as issuer-specific and market risks applicable generally to equity securities. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

Community bank subordinated debt securities and Structured Products collateralized by such securities typically have floating or variable interest rates based on the London Inter-bank Offered Rate (“LIBOR”) or a future replacement rate, or may have a fixed coupon for a period of years and then convert to a floating rate, and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “LIBOR risk.”

High yield securities

The Fund may invest up to 50% of its net assets plus the amount of any borrowings for investment purposes in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s Managed Assets in credit instruments rated below Caa2 by Moody’s Investors Service, Inc. (“Moody’s”) or CCC by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”).

Real Estate Investment Trusts (“REITs”)

REITs are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. The Fund’s REIT investments can generally be classified as “Mortgage REITs,” “Equity REITs” and “Hybrid REITs.” Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents, royalties and lease payments. Hybrid REITs combine the characteristics of both Mortgage REITs and Equity REITs. The Fund may invest in REIT shares, including preferred shares, that trade in the secondary market on a U.S. securities exchange or invest in an initial public offering of REIT shares. The Fund also may invest in debt securities of REITs. Debt securities issued by a REIT are, for the most part, general and unsecured obligations and are subject generally to risks associated with the REIT. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REITs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The securities of REITs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income. As an investor in common equity securities of a REIT, the Fund will indirectly bear its proportionate share of any management and other operating expenses charged by the REITs in which it invests, in addition to the expenses paid by the Fund. The Fund considers Mortgage REITs to be financial institutions for purposes of the Fund’s policy of investing at least 80% of its assets in financial institutions.

Business Development Companies (“BDCs”)

BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs may invest in a diverse array of industries. BDCs are unique in that generally, at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code. Similar to REITs, the securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund may invest in common equity, preferred equity and debt securities of BDCs, and is not limited with respect to the specific types of BDCs in which it may invest. As an investor in common equity securities of a BDC, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. The Fund considers BDCs that invest primarily in loans to be financial institutions for purposes of the Fund’s policy of investing at least 80% of its assets in financial institutions.

Structured Products

The Fund may invest in certain Structured Products, including community bank debt securitizations. The risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product in which the Fund invests. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be difficult for the Fund to sell particular within a reasonable time at a favorable price. However, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, Structured Products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results. The senior and junior tranches of Structured Products collateralized by community bank debt securitizations typically have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “LIBOR risk.”

Subordinated/equity tranches of Structured Products

The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR or an alternative reference rate.

Derivatives

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also invest in swaps, including total return swaps and credit default swaps, options and warrants. The Fund will, under normal circumstances, invest no more than 25% of its net assets plus the amount of any borrowings for investment purposes in derivative instruments, excluding derivative instruments used for hedging purposes.

International securities

The Fund may invest up to 30% of its net assets plus the amount of any borrowings for investment purposes in the securities of non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets. The Fund intends to invest in securities of companies in developed markets. The Fund’s investments in structured credit instruments, which are commonly issued by special purpose vehicles formed in jurisdictions outside of the United States, are not subject to or limited by this policy.

Convertible securities

The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.

Common and preferred stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Trust preferred securities

The Fund may invest in TruPS, which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

Distribution Information

The Acquired Fund and the Acquiring Fund currently pay a monthly distribution of $0.1228 per share and $0.1085 per share, respectively. The Combined Fund would pay a monthly distribution of $0.1085 per share, which is the same as the monthly distribution of the Acquiring Fund and less than the monthly distribution of the Acquired Fund.

Based on each Fund’s NAV price as of March 31, 2022, the exchange ratio at which common shares of the Acquired Fund would have converted to common shares of the Combined Fund is 1.1762 (i.e., assuming the Reorganization was consummated following the market close on March 31, 2022, an Acquired Fund shareholder would have received 1.1762 shares of the Combined Fund for each Acquired Fund share held).

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to shareholders.

Please see “Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund” below for additional information.

Leverage

The Funds may use leverage to the extent permitted by the 1940 Act. The Funds’ strategies relating to its use of leverage may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Funds will leverage their assets or, to the extent the Funds utilize leverage, what percentage of their assets such leverage will represent.

As of January 31, 2022, the Acquired Fund had aggregate financial leverage from reverse repurchase agreements and the Acquiring Fund had aggregate financial leverage from the issuance of senior unsecured notes and reverse repurchase agreements as a percentage of their total assets as follows:

Leverage Ratio
Acquired Fund	27.74%
Acquiring Fund	27.97%

If the Reorganization had occurred on January 31, 2022, the leverage ratio for the Combined Fund would have been 27.93%.

Fees and Expenses Table

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization. The pro forma information for the Combined Fund is as of January 31, 2022.

Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Fund would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	Acquired Fund		Acquiring Fund	Pro Forma Combined Fund
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None		None	None
Dividend Reinvestment and Cash Purchase Plan Fees(1)	$25.00		$25.00	$25.00
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Management Fees(2)	1.89%		1.90%	1.88%
Interest Expense(3)	0.82%		1.04%	0.88%
Acquired Fund Fees and Expenses	0.02%		0.01%	0.01%
Other Expenses(4)	0.44%		0.28%	0.24%

Total Annual Operating Expenses	3.17%		3.23%	3.01%
Less Fee Waiver/Expense Reimbursement	(0.08	)%(5)	0.00%	0.00%

Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement	3.09	%(5)	3.23%	3.01%

(1)	Dividend reinvestment plan participants that direct a sale of shares through the Plan Agent are subject to a fee of $25.00 plus a sales commission of $4.95 per transaction.
(2)

The contractual advisory fees of each Fund is 1.35%, respectively, of each Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”). The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note 3 below.

(3)

For the fiscal year ended January 31, 2022, the Acquired Fund had approximately $34,396,458 in average daily borrowings outstanding under a borrowing agreement and from reverse repurchase agreements (representing approximately 38.62% of the average daily value of the Acquired Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 1.73%.

For the Acquiring Fund and the Combined Fund, Interest Expense represents the annualized interest expense and includes interest payable on senior unsecured notes issued by the Acquiring Fund (the “Notes”), as outstanding on January 31, 2022, which have an interest rate of 2.35% and 2.80%, respectively, per annum on such date.

(4)

Other Expenses include accounting, legal and auditing fees of each Fund, fees payable to the Independent Trustees and payments by the Fund to Destra under an Investor Support Services Agreement between the Fund and Destra.

(5)

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Acquired Fund’s Total Annual Fund Operating Expenses to 0.25% of the Acquired Fund’s Managed Assets through at least May 31, 2023. This expense limit will remain in effect at least through May 31, 2023 unless terminated by the Board, on behalf of the Acquired Fund, upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Acquired Fund any waived amount or reimbursed expenses pursuant to the expense limit if such recoupment does not cause the Acquired Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The example set forth below assumes shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$31	$97	$165	$347
Acquiring Fund	$33	$99	$169	$353
Pro Forma Combined Fund	$30	$93	$158	$333

Principal Risks

The principal risks of the Funds are identical. The principal risks of each Fund are summarized below:

General market risk. The capital markets may experience periods of disruption, instability and volatility due to, among other things, social, political, economic and other conditions and events such as natural disasters, terrorism, epidemics and pandemics. Such conditions may materially and adversely affect the markets globally and the issuers, industries, governments and jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

For example, the coronavirus and related respiratory disease (COVID-19) outbreak has led to disruptions in local, regional, national and global markets and economies affected thereby. Periods of market disruption and instability, like the one due to the COVID-19 outbreak, could severely adversely impact the companies in which the Fund invests and significantly reduce the Fund’s returns. Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund or its portfolio securities, these types of events will adversely impact the Fund and its portfolio securities. For example, insurance companies, tenants of properties owned by REITs, and obligors of banks and BDCs in which the Fund invests have been significantly negatively impacted by these emerging events and the uncertainty caused by the COVID-19 outbreak. The COVID-19 outbreak has had, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on financial institutions, including, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact, among other things, the amount and quality of loans available for investment by the Fund’s portfolio securities and, consequently, the performance of the Fund.

The COVID-19 outbreak has resulted in the government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses resulting in significant disruption to the financial institutions in which the Fund invests, including increased loan defaults and/or difficulty in obtaining refinancing, difficulty in valuing loans during periods of increased volatility and liquidity issues. Proposals and/or actions by state and federal governments to address the COVID-19 outbreak have impacted markets, businesses and the economy in general. The Fund will be impacted if, among other things, the value of loans, real estate and other assets held on the balance sheets of the companies in which the Fund invests decreases. The Fund will also be negatively affected if the operations and effectiveness of the Adviser or a portfolio company (or any of the key personnel or service providers of the foregoing) are compromised or if necessary or beneficial systems and processes are disrupted. Remote work arrangements for an extended period of time can strain the Adviser’s business continuity plan, introducing operational risks and risks related to the Adviser’s reliance on third-party service providers for critical business activities including certain communication and information systems. As a result, if the Adviser’s business continuity plan fails or one of its third-party service providers experiences operational failures, it may have a material adverse effect on the operation of the Fund, its financial condition, liquidity and cash flows.

The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the securities of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities.

Management risk. The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Fund’s investment objective. Additionally, the Adviser’s consideration of certain ESG factors when making investment decisions may affect the Fund’s performance relative to that of funds that do not consider ESG factors. Due to its active management, the Fund could underperform other funds with a similar investment objective.

Market discount risk. Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of Shares will depend entirely upon whether the market price of Shares at the time of sale is above or below the investor’s purchase price for Shares. Because the market price of Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Shares, stability of dividends or distributions, trading volume of Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Shares will trade at, below or above NAV or at, below or above the initial public offering price. Shares of the Fund are designed primarily for long-term investors; investors in Shares should not view the Fund as a vehicle for trading purposes.

Limited term risk. Unless the Fund completes a tender offer to all shareholders to purchase shares of the Fund at a price equal to the NAV per share on the expiration date of the tender offer (an “Eligible Tender Offer”) and converts to perpetual existence, the Fund will terminate on or about the Termination Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors their initial investment on the Termination Date or in an Eligible Tender Offer, and investors may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Market discount risk.”

Because the assets of the Fund will be liquidated in connection with the termination, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Termination Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Termination Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short-term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s termination also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Shareholders. In addition, the

Fund’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund’s net assets totaling less than $100 million of net assets (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without Shareholder approval. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

Banks and diversified financials concentration risk. Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. The Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.

The COVID-19 pandemic led to extreme market volatility and dislocations in the financial markets, causing significant yield spread widening on fixed income assets, equities sell-offs, evaporating liquidity, and significantly less transparency in the pricing of many asset classes. During the COVID-19 pandemic, the Federal Reserve System and other central banks around the world applied various stimulus tools available to them, including the reduction of short-term interest rates to seek to mitigate the economic impact of the pandemic on global economies. A prolonged reduction in interest rates could adversely impact the earnings of banks and other financial institutions, which could detract from the Fund’s performance. In addition, certain banks are making short-term loan modifications for borrowers impacted by COVID-19, including principal and interest deferrals. Banks have also reduced their investment portfolios to increase cash positions in light of potential liquidity needs and have significantly increased the amount of capital set aside in anticipation of loan defaults. Financial institutions will continue to be subject to unpredictable risks as they adapt to the economic crisis.

The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Risks specific to the bank and diversified financial group of industries also may include:

Asset quality and credit risk. When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which the Fund will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which the Fund invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. The Fund will not have control over the asset quality of the financial institutions in which the Fund will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on the Fund’s investments.

Capital risk. A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Act and the international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (“Basel III”) protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect shareholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on the Fund’s investments.

Earnings risk. Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to shareholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair the Fund’s investments.

Management risk. The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. The Fund will not have direct or indirect control over the management of the financial institutions in which the Fund will invest and, given the Fund’s long-term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which the Fund invests, may have an adverse impact on the Fund’s investment.

Litigation risk. Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which the Fund invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which the Fund invests could have material adverse financial effects on the Fund and adversely affect the Fund’s earnings and book value.

Market risk. The financial institutions in which the Fund will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities and derivatives of the financial institutions in which the Fund will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which the Fund will invest as well as adverse effects on the Fund’s results from operations and overall financial condition.

Monetary policy risk. Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

Competition. The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which the Fund will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Fund invests.

Regulatory risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate and the value of the Fund’s investments. Changes to these regulations could have an adverse effect on their operations and operating results and the Fund’s investments. The Fund expects to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on the Fund’s investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to the Fund’s investments. Ownership of the stock of certain types of regulated banking institutions may subject the Fund to additional regulations. Investments in banking institutions and transactions related to the Fund’s investments may require approval from one or more regulatory authorities. If the Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations. To the extent the Fund invests in brokers, dealers or registered investment advisers, it will do so in compliance with Rule 12d3-1 under the 1940 Act and applicable SEC interpretive positions and guidance thereunder.

BDC risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk and speculative investing. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.

Investments in BDCs are also subject to the risk that the management team will be unable to meet the BDC’s investment objective or manage the BDC’s portfolio when the underlying securities are redeemed or sold, particularly during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Common shares of BDCs are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Shares of non-listed BDCs generally do not trade in a secondary market and, accordingly, have little or no liquidity.

BDCs may utilize leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income may fall if the interest rate on any borrowings rises.

Instability in the financial markets or deterioration in credit and financing conditions could have material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or could otherwise increase the costs of such capital and/or result in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs. For example, changes in the economic and business environment attributable to COVID-19, the state and national emergencies that have been declared and the resultant risk the pandemic poses for business disruptions for small and medium-sized companies in which BDCs invest may lead to credit quality decline. Portfolio companies of BDCs are subject to the risks related to the ongoing economic effects of the pandemic, including temporary and permanent business closures, increased unemployment, and the disruption of supply chains. The inability of companies to make timely payments on obligations could result in reduced cash flow for BDCs and could adversely impact their ability to make distributions to investors such as the Fund and impact the value of the BDCs’ investments. Defaults by portfolio companies could also negatively impact the NAV of BDCs held by the Fund. In addition, disruptions in the global financial markets could impair a BDC’s access to credit, reducing its ability to take advantage of investment opportunities.

The Fund may invest in various parts of a BDC’s capital structure, including equity, debt and preferred securities. These investments carry the risks generally associated with such asset classes, including the fact that equity and preferred securities are generally subordinated to bonds and other debt securities in terms of priority for payment of income and in the event of a liquidation. In addition, certain types of securities issued by a BDC may trade less frequently and in a more limited volume than other types of securities issued by the BDC and, as a result, may be subject to more abrupt or erratic price movements or have more limited liquidity. In the event that event that the Fund acquires equity interests in BDCs, the Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs, in addition to the expenses paid by the Fund.

BDCs are generally taxed as regulated investment companies (“RICs”) under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders, such BDCs must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a RIC, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

Closed-end fund risk. The Fund is a closed-end management investment company and designed primarily for long term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of the Fund may trade at a discount to the Fund’s NAV. See “Market discount risk.”

REIT risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. For example, the COVID-19 pandemic has disproportionately impacted retail purpose commercial real estate operators, as well as hotel and restaurant operators. REITs may experience adverse impacts when commercial tenants are unwilling or unable to satisfy their obligations or continue to pay rent on time or at all, or choose not to renew their leases or re-lease properties on the same or better terms in the event of non renewal or early termination of existing leases. A rise in unemployment will directly impact residential mortgage REITs in a similar fashion when obligors are unable to make mortgage payments on time.

REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code, and failing to maintain their exemption from registration under the 1940 Act. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. By investing in REITs, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses. REITs (especially Mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations may be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically and yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to potentially fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. In addition, shares of publicly-traded REITs may trade less frequently than shares of other issuers, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations.

The Fund may invest in various parts of a REIT’s capital structure, including equity, debt and preferred securities. These investments carry the risks generally associated with such asset classes, including the fact that equity and preferred securities are generally subordinated to bonds and other debt securities in terms of priority for payment of income and in the event of a liquidation. In addition, certain types of securities issued by a REIT may trade less frequently and in a more limited volume than other types of securities issued by the REIT and, as a result, may be subject to more abrupt or erratic price movements or have more limited liquidity.

Risks relating to various types of REITs and to REITs generally may also include:

Mortgage REIT risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A mortgage REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a mortgage REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a mortgage REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy, reductions in the availability of financing or deterioration in the conditions of the mortgage REIT’s mortgage-related assets.

Equity REIT risk. Equity REITs make direct investments in real estate. Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Hybrid REIT risk. Because they combine the characteristics of Mortgage REITs and Equity REITs, Hybrid REITs are subject to the risks associated with both Mortgage REITs and Equity REITs, as described above, and to the risks associated with REITs generally.

REIT tax risk. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

Real estate industry risk. Ownership of real estate is subject to a number of risks, including (i) changes in the general economic climate (such as changes in interest rates or the credit markets) and social and economic trends; (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space); (iii) the quality and philosophy of management; (iv) competition (such as competition based on rental rates); (v) specific features of properties (such as location); (vi) financial condition of tenants, buyers and sellers of properties; (vii) quality of maintenance, insurance and management services; (viii) changes in operating costs; (ix) government regulations (including those governing usage, improvements, zoning, limitations on rents and taxes); (x) the availability of financing; (xi) difficulties in valuing and disposing of real estate; (xii) risk of casualty or condemnation losses; (xiii) delays in completion of construction; (xiv) losses due to “special hazards” (e.g., floods, earthquakes and hurricanes); (xv) potential liability under environmental and other laws (such as successor liability if investing in existing entities); and (xvi) the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.

Credit risk. Credit risk is the risk that securities owned by the Fund will decline in value or the issuer of a security owned by the Fund will not be able to make interest or principal payments on the security when due because the issuer of the security experiences a decline in its financial circumstances. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

Equity risk. The Fund’s investments in equity securities may subject the Fund to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong; and (vi) a decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

Extension risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-income instruments risk. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a fund and, therefore, the Fund’s exposure to changes in interest rates. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by a fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Floating or variable rate securities risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

High yield securities risk. Below investment grade instruments are commonly referred to as “junk” or high yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of its Managed Assets in credit instruments rated below rated CCC by S&P or Fitch or Caa2 by Moody’s.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Illiquid securities risk. It is expected that a substantial portion of the securities and instruments in which the Fund invests will not trade on any exchange and will be illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet Shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune prices.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities.

Convertible securities risk. The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Senior debt, subordinated debt and preferred securities of banks and diversified financial companies risk. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first. To the extent a bank in which the Fund invests were to be placed into a FDIC-administered receivership or conservatorship, the Fund would not be entitled to the same rights that it would have as a creditor in a typical bankruptcy proceeding, and creditors of failed banking organizations typically receive little or no recovery. See “Banks and diversified financials concentration risk – Capital risk.” In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. This is especially true in light of the large amount of regulatory developments in recent years. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Smaller banks may also have a lower capacity to withstand negative developments in the market in general. If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt the Fund’s bank subordinated debt investments.

Preferred securities are subject to risks associated with both equity and debt instruments. Because some preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Although the Fund will invest in securities and other obligations of FDIC-insured depository institutions and their affiliates, neither those securities and obligations nor your investment in the Fund will be protected by FDIC insurance.

Structured Products risk. The Structured Products in which the Fund may invest include community bank debt securitizations and other ABS and debt securitizations (which may be referred to as collateralized debt securities or CDOs), which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. Holders of Structured Products bear risks of the underlying assets and are subject to counterparty risk. The Fund (and other investors in the Structured Product) ultimately bear the credit risk associated with the underlying assets. Most Structured Products are issued in multiple tranches that offer investors various maturity and credit risk characteristics, which are often categorized as senior, mezzanine, and subordinated/ equity. The Fund may invest in any tranche of a Structured Product, including the subordinated/ equity tranches.

The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict the Fund’s ability, as holder of the equity interests in a Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Fund’s RIC status, and the Fund is unable to obtain cash from other sources necessary to satisfy this requirement, the Fund could fail to maintain its status as a RIC, which would have a material adverse effect on the Fund’s financial performance.

If applicable accounting pronouncements or SEC staff guidance require the Fund to consolidate the Structured Product’s financial statements with the Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Fund for purposes of the asset coverage ratio applicable to the Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that the Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including the Fund’s assets). If a Structured Product is not consolidated with the Fund, the Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be more or less than the cash the Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as the Fund’s liabilities. If the assets of a Structured Product are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Fund for purposes applicable limitations on the Fund’s ability to issue debt.

The Fund generally may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the Structured Products owned by the Fund.

The activities of the issuers of certain Structured Products, including bank debt securitizations, will generally be directed by a collateral manager. In the Fund’s capacity as holder of interests in such a Structured Product, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of the Structured Product. Consequently, the success of the securitizations in will depend, in part, on the financial and managerial expertise of the collateral manager. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the Structured Product. There can be no assurance that for any Structured Product, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the Structured Product may be adversely affected. The Structured Products in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these Structured Products, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities. An active dealer market may exist for certain of these investments that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. In addition, certain Structured Products may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume has been small relative to other markets. Structured Products may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. To the extent a trading market exists for a Structured Product, the market value may be affected by a variety of factors, including changes in the market value or dividends paid by the underlying collateral of the Structured Product; prepayments, defaults and recoveries on the underlying collateral; and other risks associated with the underlying collateral. The leveraged nature of equity interests in Structured Products are likely to magnify the adverse impact of such factors on equity interests in Structured Products. Because of the limited market, there may be less information available to investors regarding the underlying assets of a Structured Product than if the investors invested directly in the debt of the underlying obligors.

In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

To the extent that an affiliate of the Adviser serves as the sponsor and/or collateral manager of a Structured Product in which the Fund invests, or the Adviser or its affiliates hold other interests in Structured Products in which the Fund invests, the Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder.

Additional risks relating to investing in the subordinated/equity tranche of Structured Products. Up to all of the Fund’s investments in Structured Products may be in the subordinated/equity tranches. Investments in the equity tranches of Structured Products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

Derivatives risk. The Fund’s derivative investments have risks similar to their underlying assets and may have additional risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; illiquidity of the derivative investments; risks arising from margin requirements; and risks arising from mispricing or valuation complexity. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of, such instruments. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. In cases where the Fund is the writer, or seller, of a credit default swap agreement, the segregated amount will be equal to the full, un-netted amount of the Fund’s contractual obligation (the “notional amount”).

Interest rate risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

LIBOR risk. The terms of many investments, financings or other transactions in in which the Fund may invest have been historically tied to LIBOR, which functions as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance.

In July 2017, the United Kingdom Financial Conduct Authority, which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. However, as for the most common tenors (overnight and one, three, six and 12 months) for U.S. dollar LIBOR, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023. An extension to 2023 means that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the FCA and other regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. There is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date.

Although the financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is incomplete, and the process for amending existing contracts or instruments to transition from LIBOR remains unclear.

It is not possible to predict the effect that these announcements or any such discontinuance will have on LIBOR or on floating rate securities linked to LIBOR.

Leverage risk. The Fund presently utilizes leverage, but there can be no assurance that the Fund will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund uses leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions or derivatives that have the effect of leverage in an aggregate amount up to 50% of the Fund’s Managed Assets (which equates to 100% of its net assets) immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. The Fund’s Managed Assets include assets attributable to financial leverage instruments of any form. The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 50% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased net investment income, but also creates risks for the holders of Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Share dividends, but also creates special risks and considerations for the Shareholders, including:

•	The likelihood of greater volatility of NAV, market price and dividend rate of the Shares than a comparable portfolio without leverage;

•	The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Shareholders;

•

The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Shares;

•

When the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interests;

•	Leverage increases operating costs, which will be borne entirely by the Shareholders and may reduce total return; and

•	Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage and is in the best interests of the Fund. To seek to manage any potential conflicts of interest that may arise in connection with its use of leverage, the Adviser will periodically review its performance and use of leverage with the Board.

Under a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund may also have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, a credit facility may contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

The Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.

A decline in the Fund’s NAV could affect the ability of the Fund to make dividend payments. If the asset coverage for preferred shares or debt securities declines to less than two hundred or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may have to sell a portion of its investments at an inopportune time.

Conflicts of interest risk. There are significant and potential conflicts of interest that could impact the Fund’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Fund and any other accounts managed; identify a limited investment opportunity that may be suitable for more than one client; and acquire material non-public information or otherwise be restricted from trading in certain potential investments. While the Fund generally may not purchase Structured Products sponsored by the Adviser or its affiliates directly from the issuer thereof, the Fund may, under certain circumstances, purchase Structured Products sponsored by the Adviser or its affiliates from third parties in secondary market transactions. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder. To the extent that the Fund holds Structured Products sponsored by the Adviser or its affiliates, or holds Structured Products in which the Adviser or its affiliates also hold interests, certain conflicts of interest may arise. The Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. Additionally, because the amount of fees paid to the Adviser for its services is based on the Fund’s Managed Assets, the fees paid to the Adviser will be higher if the Fund uses leverage, which may create an incentive for the Adviser to leverage the Fund or increase the Fund’s use of leverage.

Distributions risk. The Fund’s distributions may include a return of capital, thus reducing a Shareholder’s cost basis in his or her Fund Shares and reducing the amount of capital available to the Fund for investment and likely increasing the Fund’s expense ratio. A Shareholder who receives a capital distribution may be subject to tax even though the Shareholder has experienced a net loss on his or her investment in the Fund. Any capital returned to Shareholders through distributions will be distributed after the payment of fees and expenses. Shareholders who periodically receive payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. A return of capital to Shareholders is a return of a portion of their original investment in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Trust preferred securities risk. The risks associated with TruPS include those risks typically associated with debt securities and preferred securities, including the risk of default. TruPS are typically subordinated to other classes of debt of the bank or other financial institution. As a result, the risk of recovery in case of default is higher for these securities than senior debt securities. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. These securities are also subject to prepayment risk. Holders of TruPS generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for TruPS may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many TruPS are issued by trusts or other special purpose entities established by banks and financial institutions and are not a direct obligation of banks and other financial institutions.

Prepayment risk. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

International securities risk. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s Shares are not priced, NAV may change at times when the Fund’s Shares cannot be sold.

Foreign banks and securities depositories at which the Fund holds its international securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Less information may be publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in non-U.S. countries may differ from U.S. accounting standards. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be more difficult to completely and accurately assess a company’s financial condition.

The volume of transactions on foreign stock exchanges is generally lower than the volume of transactions on U.S. exchanges. Therefore, the market for securities that trade on foreign stock exchanges may be less liquid and their prices may be more volatile than securities that trade on U.S. securities. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Unrated securities risk. The Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Large investors risk. Ownership of Shares may be concentrated among certain institutional investors who purchase Shares. The ownership of large numbers of Shares by one or more institutional investors could, depending on the size of such ownership, result in such investors being in a position to exercise significant influence on matters put to a vote of Shareholders. Dispositions of a large number of Shares could adversely impact the market price and premium or discount to NAV at which the Shares trade. As a result of the concentration of a significant portion of the Fund’s outstanding Shares among a limited number of investors and the applicable restrictions on resale, the trading volume of Shares may be lesser than that of funds of a similar size whose shares are more widely held. As a result, there may be less secondary market liquidity for the Shares, the Shares may be subject to wider bid-ask spreads and the market price of the Shares may fluctuate more sharply.

Limited investment opportunities risk. Certain markets in which the Fund may invest are extremely competitive for attractive investment opportunities and, as a result, there may be reduced expected investment returns. The market for debt issued by financial institutions is more limited than the market for other debt issuances. There can be no assurance that sufficient investment opportunities will be available. The Fund’s primary competitors in providing financing and capital to financial institutions include public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds and hedge funds. Some of the Fund’s competitors may be substantially larger than the Fund and may have access to greater financial, technical, and marketing resources that the Fund. There can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable investments from other pooled investment vehicles and other classes of investors may reduce the availability of investment opportunities. Certain of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on the Fund as an investment company or to the source-of-income, asset diversification and distribution requirements the Fund intends to satisfy to qualify as a RIC under Subchapter M under the Code. Certain competitors may also have higher risk tolerances or different risk assumptions, which could allow them to consider a wider array of investment opportunities than the Fund intends to consider. There has been significant growth in the number of firms organized to make investments similar to those which the Fund intends to make, which may result in increased competition to the Fund in obtaining suitable investments. Additionally, the Adviser may have to allocate the available investment opportunities between various other Funds and accounts managed by the Adviser with similar investment strategies. Such allocation decisions will be made subject to the Adviser’s Trade Aggregation and Allocation Policies and Procedures. There may also be competition to sell investments. If many investment funds that pursue similar strategies were forced to liquidate positions at the same time, market liquidity would be reduced, which may cause prices to drop, and volatility to increase and may exacerbate the losses of the Fund.

Limited operating history risk. The Fund is a closed-end investment company with limited operating history. As a result, prospective investors in the Fund have limited track record or history for the Fund on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective.

Maturity and duration risk. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%.

Liquidity and valuation risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets in recent years, which has led to reductions in the capacity of such market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income and floating rate instruments are at or near historic lows relative to market size. These concerns may be more pronounced in the case of high yield fixed-income and floating rate instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to diminished liquidity and increased volatility in the fixed-income markets. In addition, the Fund’s ability to sell an instrument under favorable conditions may be negatively impacted by, among other things, the sale of the same or similar instruments by other market participants at the same time.

To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of traditional market makers with respect to certain instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to that investment may be limited and the Adviser may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the Fund’s valuation procedures, will in fact approximate the price at which the Fund could sell that instrument at the time of the fair valuation. The Fund relies on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current or reliable market data or otherwise, which could impact the Fund’s ability to accurately value its investments or calculate its NAV.

Liquidity and valuation risks may be more pronounced in a rising interest rate environment, and the Fund that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. Portions of the Fund’s portfolio that are fair valued or difficult to value vary from time to time. The Fund’s Shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

Portfolio turnover risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

Rating agencies risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Regulatory and legal risk. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund.

Changes in government legislation, regulation and/or intervention may change the way the Adviser or the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments and limit and/or preclude the Fund’s ability to implement, or increase the Fund’s costs associated with implementing, its investments strategies. Changes to tax laws and regulations may also result in certain tax consequences for the Fund and/or investors. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its respective investment objective.

Repurchase agreement risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

Reverse repurchase agreement risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

When required by law, at the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities.

Risk relating to the Fund’s RIC status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its Shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Additionally, some of the Structured Products or issuers in which the Fund invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund Shareholders may receive larger capital gain distributions than they would in the absence of such transactions. Furthermore, under proposed treasury regulations, certain income derived by the Fund from a passive foreign investment company or controlled foreign corporation would generally constitute qualifying income for purposes of the income test applicable to RICs only to the extent the applicable issuer makes current distributions of the corresponding income to the Fund. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

Uncertain tax treatment risk. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments and certain other investments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although the Fund will seek to address these and other issues to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax, no assurances can be given that the Fund will not be adversely affected as a result of such issues.

U.S. government securities risk. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or U.S. government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Other Risks Relating to the Fund

Cybersecurity risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer material losses relating to cyber attacks or other information security breaches in the future. The Fund’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact.

If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process Shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of issuers or third-party service providers. The Fund and its Shareholders could be negatively impacted as a result.

Other investment companies risk. To the extent the Fund invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs, mutual funds and closed-end funds incur fees that are separate from those of the Fund. As a result, Shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, mutual funds and closed-end funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

In addition to risks generally associated with investments in mutual fund securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

Management of similar funds risk. The name, investment objective and policies of the Fund are similar to other funds advised by the Adviser. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of the funds. In addition, the Adviser’s management of similar funds gives rise to various conflicts of interest, including conflicts relating to the allocation of investment opportunities, the potential for portfolio managers to devote unequal time and attention to the management of the Fund and the other funds and the potential acquisition of material nonpublic information.

Investment Restrictions and Policies

The Funds’ investment restrictions and policies are materially similar. The Acquired Fund’s concentration policy includes the additional language: “The Fund will not concentrate in any industry other than the group of industries related to banks and diversified financials.” This additional language is a non-material wording difference between the Funds’ concentration policies. The Funds concentration policies are, in practice, identical. Neither the Acquired Fund nor the Acquiring Fund will concentrate in any industry other than the group of industries related to banks and diversified financials.

a.

Borrowing Money. The Fund may borrow money to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

b.

Senior Securities. The Fund may issue senior securities, as defined in the 1940 Act, as permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

c.

Underwriting. The Fund may act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

d.

Real Estate. The Fund may purchase or sell real estate to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. This includes that the Fund may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such instruments.

e.

Commodities. The Fund may purchase or sell commodities to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. The Fund may purchase or sell options or futures contracts, invest in securities or other instruments backed by commodities or invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

f.

Loans. The Fund may make loans to other persons to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

g.

Concentration. Under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to banks and diversified financials. (Applicable to the Acquired Fund Only: The Fund will not concentrate in any industry other than the group of industries related to banks and diversified financials.)

Term of the Funds

Each Fund has a term. The Acquired Fund will terminate on or before June 30, 2035, whereas the Acquiring Fund will terminate on or before May 31, 2031 (each, a “Termination Date”); provided, that if the Board of Trustees of the applicable Fund believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board of Trustees of the Fund and without shareholder approval.

Separately, the shareholders of the Acquiring Fund are being asked to approve an amendment of the Acquiring Fund’s Declaration of Trust to extend the termination date of the Acquiring Fund from May 31, 2031, to June 30, 2035, which is the same termination date as the Acquired Fund.

Rights of Fund Shareholders

The Acquiring Fund was incorporated as a Delaware statutory trust under the laws of the State of Delaware on October 23, 2019. The Acquiring Fund was incorporated as a Delaware statutory trust under the laws of the State of Delaware on June 14, 2018. Each Fund is also governed by its own Declaration of Trust and By-Laws.

There are no material differences between the rights of shareholders of the Acquired Fund and the Acquiring Fund.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Boards of the Acquiring Fund and the Acquired Fund are responsible for the overall supervision of the operations of the respective Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act and under Delaware law. Each Fund is governed by a Board of Trustees (each, a “Board”). The Board of the Acquired Fund has six Trustees, four of whom are Independent Trustees. The Board of the Acquiring Fund has five Trustees, four of whom are Independent Trustees. Each Board consists of the same Independent Trustees. Cheryl Pate sits on the Acquired Fund Board but not on the Acquiring Fund Board.

The Adviser of the Funds

Angel Oak, an investment adviser registered with the SEC under the Advisers Act, oversees the management of each Fund’s activities and is responsible for making investment decisions for each Fund’s portfolios. Angel Oak manages approximately $17,215,977,104 in regulatory assets under management as of January 31, 2022. Angel Oak was formed and has been investing in structured credit since 2009. Angel Oak is located at 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. The Adviser is controlled by the Managing Partners, Michael A. Fierman, and Sreeniwas V. Prabhu. Each Fund pays Angel Oak a monthly fee computed at the annual rate of 1.35% of the Fund’s average daily Managed Assets. Information regarding the basis of approval of the investment advisory agreement with Angel Oak by each Fund’s Board is available in each Fund’s annual shareholder report for the fiscal year ended January 31, 2022.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit each Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets through at least May 31, 2023. These expense limits will remain in effect indefinitely unless terminated by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to the expense limit if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Separately, the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Acquiring Fund’s Total Annual Fund Operating Expenses to 2.50% of the Acquiring Fund’s net assets through June 5, 2022. The Adviser may recoup from the Acquiring Fund any waived amount or reimbursed expenses pursuant to the expense limit if such recoupment does not cause the Acquiring Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

In addition, the Adviser has contractually agreed to waive the amount of the management fee paid by a Fund to the extent necessary to offset the proportionate share of the management fees incurred through its investment in an underlying fund for which the Adviser also serves as investment adviser.

Portfolio Management of the Funds

Sreeniwas V. Prabhu, Johannes Palsson, Cheryl Pate and Kevin Parks are the Portfolio Managers of the Acquired Fund and are primarily responsible for the day-to-day management of the Acquired Fund’s portfolio. Sreeniwas V. Prabhu, Johannes Palsson and Cheryl Pate are the Portfolio Managers of the Acquiring Fund and are primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio. The Combined Fund will be managed by Sreeniwas V. Prabhu, Johannes Palsson, Cheryl Pate and Kevin Parks.

Sreeni Prabhu – Mr. Prabhu is co-founder, Managing Partner, and Group Chief Investment Officer of the Adviser and a Portfolio Manager of the Funds. Prior to co-founding the Adviser in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Johannes Palsson – Mr. Palsson is a Managing Director and Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Funds. Mr. Palsson’s primary focus is on investment research and management of community and regional bank debt across the firm’s strategies. Prior to joining the Adviser in 2011, Mr. Palsson served as chief financial officer for The Brand Banking Company where he managed the overall finance function. He began his career at SunTrust Robinson Humphrey in 1996 where the scope of his responsibilities included interest rate risk modeling and investment strategies. Mr. Palsson holds a finance degree from Georgia State University and an M.B.A. from Emory University’s Goizueta Business School.

Cheryl Pate, CFA® – Ms. Pate is a Portfolio Manager at the Adviser and a Portfolio Manager of the Funds. Ms. Pate has more than 15 years’ experience in financial services and primarily focuses on investment research in the community and regional bank debt space. Ms. Pate joined the Adviser in 2017 from Morgan Stanley, where she spent 10 years in equity research focusing on the financial sector. Ms. Pate led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. Ms. Pate’s research coverage included the consumer finance, specialty finance, mortgage servicing/originations, mortgage REIT, payments, fintech and banking industries. Ms. Pate holds a B.S. in Commerce (Finance) from the University of British Columbia and an M.B.A. from Duke University’s Fuqua School of Business.

Kevin Parks – Mr. Parks is a Portfolio Manager at the Adviser and a Portfolio Manager of the Acquired Fund. Prior to joining the Adviser in 2020, Mr. Parks was the founder and Chief Investment Officer of Parks Capital Management, LLC, where he managed a long/short equity fund focused on small-cap community banks and served as sub-adviser to the Angel Oak Financials Income Fund, an open-end fund managed by the Adviser with a similar investment strategy to the Fund. From 2009 through 2019, Mr. Parks was an analyst at Hildene Capital Management, focused on distressed structured credit. In addition to analyzing structured products such as TruPS, CDOs, and CLOs, Mr. Parks also helped monitor the underlying collateral of the firm’s structured products investments. He also analyzed some of Hildene’s niche investments in TARP, single-name distressed TruPS, and micro-cap bank equities. Mr. Parks graduated Summa Cum Laude from Syracuse University with a B.S. in Finance and a minor in Public Communications. He earned his M.B.A. from New York University’s Stern School of Business with a concentration in Law & Business and Entrepreneurship.

Other Service Providers

The other service providers for the Funds are identical and will be the service providers to the Combined Fund. The other service providers for the Funds are as follows:

Administrator	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association
Transfer Agent, Dividend Disbursing Agent and Registrar	U.S. Bancorp Fund Services, LLC
Independent Registered Public Accounting Firm	U.S. Bancorp Fund Services, LLC
Independent Auditors	Cohen & Company, Ltd
Fund Counsel	Dechert LLP
Counsel to the Independent Trustees	Dechert LLP
Investor Support Services	Destra Capital Investments LLC

Capitalization

The table below set forth the capitalization of the Acquired Fund and the Acquiring Fund as of March 31, 2022, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date.

	Acquired Fund	Acquiring Fund	Adjustments	Pro Forma Combined Fund
Net Assets	$81,445,754	$346,746,931	$0	$428,192,685
Common Shares Outstanding	4,055,000	20,305,331	(710,084)	25,070,415
Net Asset Value Per Share	$20.09	$17.08	—	$17.08

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund

General. The Acquired Fund and the Acquiring Fund each offer one class of shares. As a general matter, with respect to the Acquiring Fund and the Acquired Fund, the shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Acquiring Fund’s Declaration of Trust authorizes an unlimited number of shares, par value $0.001 per share. If the Reorganization is consummated, the Acquiring Fund will issue common shares to the shareholders of common stock of the Acquired Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the assets of the Acquired Fund, in each case as of the date of the Reorganization. Acquiring Fund shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Preferred Shares and Other Securities. Currently, neither the Acquiring Fund nor the Acquired Fund have issued preferred shares. On July 8, 2021, the Acquiring Fund issued senior unsecured notes (“Notes”) in an aggregate amount of $85,000,000 in two fixed-rate series. The Notes issuance was split across two tranches: $40,000,000 in 5-year notes and $45,000,000 in 7-year notes. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The note purchase agreement contains various covenants related to other indebtedness and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Declaration of Trust of each Fund provides that the Board of the Fund may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than common shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board of each Fund may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Under the requirements of the 1940 Act, each Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Acquiring Fund issues preferred shares in the future, the Acquiring Fund will limit such issuance so that the total amount of leverage outstanding will not exceed 40% of each Fund’s Managed Assets. If the Acquiring Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of the Acquiring Fund (subject to applicable law and the Declaration of Trust of the Acquiring Fund) if and when it authorizes the preferred shares. The Acquiring Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Acquiring Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Acquiring Fund’s preferred shares may approach or exceed the Acquiring Fund’s current income after expenses on the investment of proceeds from the preferred shares and the Acquiring Fund’s leveraged capital structure would result in a lower rate of current income to Shareholders than if the Acquiring Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Acquiring Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Acquiring Fund.

Preferred shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of a fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

Distributions. The Funds have identical dividend policies with respect to the payment of dividends on their shares. Each Fund intends to distribute to shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. At times, in order to maintain a stable level of distributions, each Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income.

Outstanding Shares as of March 31, 2022

Outstanding Common Shares
Acquired Fund	4,055,000
Acquiring Fund	20,305,331

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “FINS” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “DYFN” and would be delisted from the NYSE following the Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

Acquired Fund

	Market Price ($)		Net Asset Value ($)		Premium/ (discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
January 2022	$20.69	$19.37	$21.21	$20.73	(1.15)%	(6.92)%
October 2021	$20.96	$20.16	$21.48	$21.01	(1.48)%	(5.63)%
July 2021	$20.74	$19.60	$21.37	$21.00	(1.80)%	(7.24)%
April 2021	$19.75	$18.24	$21.05	$20.37	(6.18)%	(11.84)%
January 2021	$18.77	$17.24	$20.54	$20.14	(8.10)%	(14.48)%
October 2020	$19.85	$17.16	$20.31	$20.11	(1.29)%	(14.88)%
July 2020	$20.00	$19.59	$20.11	$19.98	(0.05)%	(2.05)%

Acquiring Fund

	Market Price ($)		Net Asset Value ($)		Premium/ (discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
January 2022	$17.06	$15.77	$17.97	$17.53	(3.89)%	(10.40)%
October 2021	$18.45	$16.74	$19.16	$17.87	(3.16)%	(10.45)%
July 2021	$18.41	$17.87	$19.14	$18.84	(2.75)%	(5.57)%
April 2021	$18.06	$17.12	$18.90	$18.53	(4.34)%	(8.50)%
January 2021	$17.54	$16.33	$18.68	$18.50	(6.00)%	(11.92)%
October 2020	$17.02	$15.90	$18.68	$18.46	(8.40)%	(14.10)%
July 2020	$17.12	$15.76	$18.57	$18.32	(6.91)%	(14.53)%
April 2020	$21.65	$12.67	20.86	18.21	5.87%	(30.99)%

As of March 31, 2022, the net asset value per common share of the Acquired Fund was $20.09, and the market price per common share was $18.51, representing a discount to net asset value of 7.86%, and the net asset value per common share of the Acquiring Fund was $17.08 and the market price per common share was $15.79, representing a discount to net asset value of 7.55%. Common shares of each Fund have historically traded at both a premium and a discount to net asset value. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV or what the extent of any such discount or premium might be.

Performance Information

The performance table below illustrates the past performance of an investment in shares of the Acquired Fund and Acquiring Fund by setting forth the average total returns for the Acquired Fund and Acquiring Fund for the fiscal years ended January 31, 2022. A Fund’s past performance does not necessarily indicate how its shares will perform in the future.

	Average Annual Total Return on Net Asset Value		Average Annual Total Return on Market Value		Inception Date
	One Year	Since Inception	One Year	Since Inception
Acquired Fund	8.62%	9.37%	13.28%	4.67%	June 30, 2020
Acquiring Fund	1.11%	1.90%	2.99%	-0.12%	May 31, 2019

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

CALCULATION OF NET ASSET VALUE

The Acquiring Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). The Acquiring Fund’s NAV is calculated by dividing the value of the Acquiring Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Acquiring Fund’s assets generally are valued at their market value. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Acquiring Fund’s Board. For example, the Acquiring Fund may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Acquiring Fund’s Board, the Acquiring Fund (with the assistance of its service providers) seeks to assign the value that represents the amount that the Acquiring Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Acquiring Fund’s investment adviser, pursuant to the terms of the investment advisory agreement with the Acquiring Fund, has agreed to provide the Acquiring Fund’s pricing information that the Acquiring Fund’s investment adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Acquiring Fund’s valuation procedures. The Acquiring Fund’s fair value guidelines include the consideration of pricing information from one or more third-party pricing sources, which information is monitored by the Acquiring Fund’s investment adviser daily. The Acquiring Fund’s Board oversees the Acquiring Fund’s investment adviser’s implementation of the fair value guidelines established by the Acquiring Fund’s Board.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Acquiring Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Acquiring Fund’s fair value methodology is inappropriate. Once a security is fair valued, the Acquiring Fund will re-examine the appropriateness of the fair values on a regular basis. In addition, the Acquiring Fund and its service providers conduct systematic comparisons of transacted prices for sold positions and the most recent valuations, including fair values, on a monthly basis. To the extent the Acquiring Fund invests in mutual funds, the Acquiring Fund’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Acquiring Fund may invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

Because the Acquiring Fund relies on various sources to calculate its NAV, the Acquiring Fund is subject to certain operational risks associated with reliance on third-party service providers and data sources. The Acquiring Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Acquiring Fund’s NAV and/or the inability to calculate its NAV over extended time periods. The Acquiring Fund may be unable to recover any losses associated with such failures.

DIVIDEND REINVESTMENT PLAN

The Acquiring Fund’s Dividend Reinvestment Plan (the “Plan”), described below, will be the dividend reinvestment plan of the Combined Fund.

Pursuant to the Plan, distributions of dividends and capital gains are automatically reinvested in Shares of the Acquiring Fund by Fund Services, as Plan Agent. Unless a Shareholder indicates another option on the account application or otherwise opts-out, Shareholders holding at least one full Share of the Acquiring Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in Shares of the Acquiring Fund and the market price of Shares on the payment date for the distribution or dividend equals or exceeds the Acquiring Fund’s NAV per Share, the Acquiring Fund will issue Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive Shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per Share purchase price may exceed NAV, resulting in fewer Shares being acquired than if the Acquiring Fund had issued new Shares.

There are no brokerage charges with respect to Shares issued directly by the Acquiring Fund. However, whenever Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees. Currently, dividend reinvestment plan participants that direct the sale of Shares through the Plan Agent are subject to a $25.00 fee plus a sales commission of $4.95 per transaction (i.e., the fee and commission are applicable every time the shareholder directs the sale of Shares through the Plan Agent).

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. Purchases of additional Shares of the Acquiring Fund will be made on the open market. There is no transaction fee, and each participant will pay a pro rata share of brokerage commissions incurred in connection with purchases made on the open market. Shareholders can also sell Acquiring Fund Shares held in the Plan account at any time by contacting the Plan Agent by telephone or in writing. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your Shares have been sold. If you choose to sell your Shares through your broker, you will need to request that the Plan Agent electronically transfer your Shares to your broker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone or in writing. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your Shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional Shares and send you the proceeds, less a fee currently set at $25.00 and less a sales commission currently set at $4.95. If a Shareholder does not maintain at least one whole Share in the Plan account, the Plan Agent may terminate such Shareholder’s participation in the Plan after written notice. Upon termination, Shareholders will be sent a check for the cash value of any fractional Share in the Plan account, less any applicable broker commissions and taxes. Experience under the Plan may indicate that changes are desirable. Accordingly, the Acquiring Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 60 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 60 days before the record date for the payment of any dividend or distribution by the Acquiring Fund.

All correspondence or additional information about the Plan should be directed to Acquiring Fund Services in writing at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

CERTAIN PROVISIONS OF THE ACQUIRING FUND’S DECLARATION OF TRUST

The Acquiring Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Acquiring Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Acquiring Fund. Such attempts could have the effect of increasing the expenses of the Acquiring Fund and disrupting the normal operation of the Fund. The trustees are divided into three classes, designated class I, class II, and class III. The term of class I will expire on the date of the first annual meeting of shareholders, or special meeting in lieu thereof; the term of class II will expire on the date of the second annual meeting of shareholders, or special meeting in lieu thereof; and the term of class III will expire on the date of the third annual meeting of shareholders, or special meeting in lieu thereof. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and only by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee, in addition to a written instrument, signed by at least 75% of the remaining trustees.

The Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least 36 months (or since the commencement of the Acquiring Fund’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration of Trust requires the affirmative vote or consent of a majority of the entire Board and holders of at least 75% of the Acquiring Fund’s Shares outstanding and entitled to vote, if any, to authorize certain Acquiring Fund transactions not in the ordinary course of business, including a merger, consolidation or share exchange; certain issuances or transfers by the

Acquiring Fund of the Acquiring Fund’s shares (except as may be pursuant to a public offering, the Acquiring Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights); certain sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of Acquiring Fund assets; the dissolution, liquidation or termination of the Acquiring Fund or a series or class of shares; the issuance of any securities of the Fund to any principal shareholder for cash, except as part of an offering in which the principal shareholder has no special right to participate as compared to other holders of the same class of shares; or any shareholder proposal regarding specific investment decisions (unless the transaction is authorized by both a majority of the trustees and 75% of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act)). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of at least 75% of the Acquiring Fund’s shares outstanding and entitled to vote to authorize a conversion of the Acquiring Fund from a closed-end to an open-end investment company.

POTENTIAL CONVERSION TO OPEN-END FUND

The Acquiring Fund may be converted to an open-end investment company at any time if approved by the holders of the majority of the Acquiring Fund’s Shares outstanding and entitled to vote, provided that, unless otherwise required by law, any preferred shares that may be issued by the Acquiring Fund in the future may carry the right to vote separately on such a conversion. It also is possible that a supermajority of preferred shares could be required to approve a conversion, or that preferred shares may have other rights with respect to a conversion. Any affirmative vote or consent of Shareholders or preferred Shareholders shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Acquiring Fund and any national securities exchange. In the event of conversion, the Shares would cease to be listed on the NYSE or other national securities exchange. Any preferred shares would need to be redeemed and all or portion of any borrowings may need to be repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Acquiring Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Acquiring Fund were converted to an open-end fund, it is likely that new shares may be sold at NAV plus a sales load. In addition, to the extent the Acquiring Fund is merged, consolidated or converted into an open-end registered investment company, it may no longer be able to use the same investment strategies. In particular, if the Acquiring Fund were to operate as an open-end investment company, it would be required to hold a greater amount of liquid assets and would be more limited in the amount of leverage it could employ, which could impact the Acquiring Fund’s performance.

APPRAISAL RIGHTS

Shareholders of the Acquired Fund and the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

The Acquired Fund

The Financial Highlights table is intended to help you understand the Acquired Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Acquired Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquired Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Cohen & Company, Ltd., the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended January 31, 2022, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquired Fund’s Annual Report for the fiscal year ended January 31, 2022, which is available upon request.

	For the	For the
	Year Ended	Period Ended
	January 31, 2022	January 31, 2021 (a)
Selected Per Share Data:
Net asset value, beginning of period	$20.51	$20.00

Income from investment operations:
Net investment income (loss)	0.95 (g)	0.43
Net realized and unrealized gain (loss) on investments	0.78	0.78

Total from investment operations	1.73	1.21

Less distributions to shareholders:
From net investment income	(1.09)	(0.47)
Return of capital	(0.16)	(0.22)
From net realized gain	(0.22)	(0.01)

Total distributions	(1.47)	(0.70)

Net asset value, end of period	$20.77	$20.51

Total return on net asset value (b)(c)	8.62%	6.14%
Total return on market value (b)(d)	13.28%	(5.08%)
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$84,206	$83,182
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	3.15%	2.82%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (e)	2.33%	2.27%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	3.07%	2.47%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (e)	2.25%	1.92%
Ratio of expenses to average managed assets after waiver and reimbursement/recoupment excluding interest expense. Average managed assets represent the total assets of the fund, including the assets attributable to the proceeds from any forms of financial leverage, less liabilities, other than liabilities related to any form of leverage (e)	1.60%	1.60%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/ recoupment (e)	4.44%	3.24%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/ recoupment (e)	4.52%	3.59%
Portfolio turnover rate (b)	19.59%	8.37%
Credit facility and reverse repurchase agreements, end of period (000s)	$32,518	$35,259
Asset coverage per $1,000 unit of senior indebtedness (f)	$3,590	$3,359

(a)	Fund commenced operations on June 30, 2020.
(b)	Not annualized for periods less than one year.
(c)

Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(d)

Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and includes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(e)	Annualized for periods less than one year.
(f)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(g)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

The Acquiring Fund

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Acquiring Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Cohen & Company, Ltd., the Acquiring Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended January  31, 2022, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended January 31, 2022, which is available upon request.

	For the Year Ended January 31, 2022		For the Year Ended January 31, 2021	For the Period Ended January 31, 2020 (a)
Selected Per Share Data:
Net asset value, beginning of period	$18.69		$20.53	$20.00

Income from investment operations:
Net investment income (loss)	0.73	(g)	0.82	0.55
Net realized and unrealized gain (loss) on investments	0.37		(1.41)	0.80

Total from investment operations	1.10		(0.59)	1.35

Less distributions to shareholders:
From net investment income	(0.77)		(0.79)	(0.67)
Return of capital	(0.54)		(0.46)	(0.15)

Total distributions	(1.31)		(1.25)	(0.82)

Capital share transactions:
Dilution due to rights offering	(0.84	)(h)	—	—
Offering costs due to rights offering	(0.02	)(h)	—	—

Total capital share transactions	(0.86)		—	—

Net asset value, end of period	$17.62		$18.69	$20.53

Total return on net asset value (b)(c)	1.11%		-2.71%	6.89%
Total return on market value (b)(d)	2.99%		-12.70%	10.86%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$357,855		$284,580	$236,462
Ratio of expenses to average net assets before waiver and reimbursement/ recoupment (e)	3.22%		3.34%	2.41%
Ratio of expenses to average net assets before waiver and reimbursement/ recoupment excluding interest expense (e)	2.18%		2.25%	1.93%
Ratio of expenses to average net assets after waiver and reimbursement/ recoupment (e)	3.27%		3.20%	1.91%
Ratio of expenses to average net assets after waiver and reimbursement/ recoupment excluding interest expense (e)	2.23%		2.11%	1.43%
Ratio of expenses to average managed assets after waiver and reimbursement/ recoupment excluding interest expense. Average managed assets represent the total assets of the fund, including the assets attributable to the proceeds from any forms of financial leverage, less liabilities, other than liabilities related to any form of leverage (e)	1.59%		1.50%	1.25%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	4.02%		4.05%	3.58%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	3.97%		4.19%	4.08%
Portfolio turnover rate (b)	13.82%		24.55%	21.14%
Credit facility and reverse repurchase agreements, end of period (000s)	$138,581		$116,363	$81,514
Asset coverage per $1,000 unit of senior indebtedness (f)	$3,582		$3,446	$3,901

(a)	Fund commenced operations on May 31, 2019.
(b)	Not annualized for periods less than one year.
(c)

Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(d)

Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and includes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(e)	Annualized for periods less than one year.
(f)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(g)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(h)	Amount represents per share impact related to a rights offering.

INFORMATION ABOUT THE REORGANIZATION

General

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Information Statement/Prospectus), the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s accrued and unpaid liabilities and obligations in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed by the Acquired Fund to its shareholders in the form of a liquidating distribution. Acquiring Fund common shares issued to the Acquired Fund shareholders will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Acquiring Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (with cash in lieu of fractional shares). The Reorganization, together with related acts necessary to consummate the same, shall occur at the principal office of the Fund on or about July 29, 2022, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Delaware law.

The distribution of Acquiring Fund common shares to the Acquired Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

As a result of the Reorganization, each shareholder of the Acquired Fund will own Acquiring Fund common shares that will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s shares of Acquired Fund common stock immediately prior to the Closing Date (with cash in lieu of fractional shares). Since the Acquiring Fund common shares will be issued at net asset value in exchange for the common shares of the Acquired Fund having a value equal to the aggregate net asset value of those Acquiring Fund common shares, the net asset value per share of Acquiring Fund common shares should remain virtually unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of the net asset value of Acquiring Fund common shares or dilution of the net asset value of Acquired Fund common shares. However, as a result of the Reorganization, a shareholder of either of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Acquired Fund and the Acquiring Fund prior to the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. The Form of Reorganization Agreement is attached as Appendix A to the Information Statement/Prospectus.

Valuation of Common Shares

The net asset value per Acquiring Fund Share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties shall confer and mutually agree on the valuation.

All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), in its capacity as administrator for the Funds, in accordance with the Funds’ valuation procedures.

Calculation of Number of Acquiring Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund to the net asset value per share of the Acquiring Fund. No fractional Acquiring Fund shares will be distributed unless such shares are to be held in a dividend reinvestment plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, (a) approval by shareholders of the Acquiring Fund of the issuance of additional Acquiring Fund common shares and (b) each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated by resolution of the Board of either Fund at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Acquired Fund, make proceeding with the Reorganization Agreement inadvisable.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization, whether or not the Reorganization is consummated, will be borne by the Funds, as agreed to by those parties. The Funds will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Information Statement/Prospectus, proxy solicitation expenses, expenses of holding the shareholder meeting with respect to the Acquiring Fund, and winding down the operations and terminating the existence of the Acquired Fund; expenses of service providers to the Acquired Fund in consummating the Reorganization (such as those charged by the transfer agent, custodian, fund accountant or intermediaries); legal fees of counsel to each of the Acquired Fund and the Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement/Prospectus; all necessary taxes in connection with the delivery of the Assets or otherwise incurred in connection with the Reorganization, including all applicable federal and state stock transfer stamps; and incremental fees or costs incurred by reason of the Reorganization, such as additional costs associated with the preparation and distribution of shareholder reports and other documents to the extent that they are prepared and disseminated separately for the Acquired Fund, but will not include brokerage costs or other transaction costs associated with portfolio adjustments. The expenses of the Reorganization are estimated to be $283,000.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following discussion summarizes certain material U.S. federal income tax consequences of the Reorganization, including an investment in Acquiring Fund shares, that are applicable to you as an Acquired Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Information Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person or entity that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes (or a holder of interests in such a partnership).

For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Acquiring Fund shares who is for U.S. federal income tax purposes: (1) a citizen or individual resident of the United States; (2) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (3) a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (4) an estate the income of which is subject to U.S. federal income taxation regardless of its source. A “non-U.S. shareholder” is a beneficial owner of Acquiring Fund shares who is for U.S. federal income tax purposes a person other than: (1) a U.S. shareholder and (2) a partnership.

The Acquiring Fund has not requested, and will not request, an advance ruling from the Internal Revenue Service, or the IRS, as to the U.S. federal income tax consequences of the Reorganization or any related transactions. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Tax Consequences of the Reorganization

It is a condition to the closing of the Reorganization that the Acquired Fund and the Acquiring Fund each receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Dechert LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the Acquired Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Reorganization was not to qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

The transfer of the Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund assets solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund;

•

No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

•

No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares);

•

The aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

•

The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

•

Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

•

The holding period of the Acquired Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

Capital Loss Carryforwards

As of the end of its last fiscal year, the Acquired Fund had no capital loss carryforwards. The Acquiring Fund’s ability to carry forward and use its pre-Reorganization capital losses may be limited. In addition, the loss limitation rules of Sections 382, 383 and 384 of the Code are expected to apply. Either Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Cash in lieu of Fractional Shares

If an Acquired Fund shareholder receives cash in lieu of a fractional share of Acquiring Fund, the Acquired Fund shareholder will be treated as having received the fractional share of Acquiring Fund pursuant to the Reorganization and then as having sold that fractional share of Acquiring Fund for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the holding period for the shares (including the holding period of Acquired Fund surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Distribution of Income and Gains

The Acquired Fund’s tax year is expected to end as a result of the Reorganization. The Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a RIC during its tax year ending with the date of the Reorganization and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if the Acquiring Fund has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Reorganization and you acquire shares of the Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund may, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when the Acquiring Fund holds appreciated securities, you may receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain.

U.S. Federal Income Taxation of an Investment in Acquiring Fund Shares

The following discussion summarizes the U.S. federal income taxation of an investment in Acquiring Fund shares by shareholders of the Acquired Fund as a result of the Reorganization. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.

The Acquiring Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Acquiring Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Acquiring Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Acquiring Fund will satisfy these tests if (i) at least 90% of the Acquiring Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Acquiring Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Acquiring Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Acquiring Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Acquiring Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Acquiring Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Acquiring Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Acquiring Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

In addition, to maintain RIC tax treatment, the Acquiring Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to shareholders (the “90% distribution requirement”). If the Acquiring Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Acquiring Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to shareholders (including amounts that are reinvested pursuant to a dividend reinvestment program). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Acquiring Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains, that the Acquiring Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Acquiring Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to shareholders. If the Acquiring Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gains as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Acquiring Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Acquiring Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Acquiring Fund will be, subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Acquiring Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Acquiring Fund has met this distribution requirement, the Acquiring Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Acquiring Fund in October, November or December of any calendar year, payable to shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Acquiring Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

If the Acquiring Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Acquiring Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate shareholders. In addition, the Acquiring Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Acquiring Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Acquiring Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Acquiring Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Acquiring Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Acquiring Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Acquiring Fund’s investment company taxable income for the tax year it is accrued, the Acquiring Fund may be required to make a distribution to shareholders to meet the distribution requirements described above, even though the Acquiring Fund will not have received any corresponding cash or property. The Acquiring Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Acquiring Fund’s investments for U.S. federal income tax purposes. In particular, the Acquiring Fund expects to invest a portion of its net assets in below investment grade instruments, TruPS and convertible securities. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Acquiring Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although the Acquiring Fund will seek to address these and other issues, to the extent necessary, in connection with the Acquiring Fund’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC and to minimize the risk that it becomes subject to U.S. federal income or excise tax, no assurances can be given that the Acquiring Fund will not be adversely affected as a result of such issues.

Income received by the Acquiring Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Acquiring Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Acquiring Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Acquiring Fund will be successful in this regard. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass-through” to the Acquiring Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Acquiring Fund. If the Acquiring Fund so elects, each shareholder would be required to include in gross income, even though not actually received, each shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Acquiring Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount as a foreign tax credit against federal income tax (but not both), in each case subject to various limitations.

The Acquiring Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC shares. The Acquiring Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Acquiring Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Acquiring Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions and other income with respect to a PFIC. All excess distributions are taxable as ordinary income.

The Acquiring Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Acquiring Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Acquiring Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Acquiring Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Acquiring Fund shareholders, and which will be recognized by Acquiring Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the Structured Products in which the Acquiring Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of Structured Products that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Acquiring Fund to recognize income in a tax year in excess of the Acquiring Fund’s distributions from such Structured Products, PFICs and the Acquiring Fund’s proceeds from sales or other dispositions of equity interests in other Structured Products and other PFICs during that tax year. As a result, the Acquiring Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs. The IRS recently issued final regulations that generally treat the Acquiring Fund’s income inclusion with respect to a PFIC with respect to which the Acquiring Fund has made a QEF election as Qualifying RIC Income either if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Acquiring Fund’s business of investing in stock, securities, or currencies.

If the Acquiring Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a Structured Product treated as CFC, the Acquiring Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Acquiring Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Acquiring Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Acquiring Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Acquiring Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Acquiring Fund’s income from a CFC exceeds the distributions from the CFC and the Acquiring Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. The IRS recently issued final regulations that generally treat the Acquiring Fund’s income inclusion with respect to a CFC as Qualifying RIC Income either if (A) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Acquiring Fund’s business of investing in stock, securities, or currencies.

The functional currency of the Acquiring Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Acquiring Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss.

These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income subject to distribution to Acquiring Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Acquiring Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Acquiring Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Acquiring Fund before such losses were recognized would be re-characterized as a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Acquiring Fund shareholder’s tax basis in Acquiring Fund shares.

If the Acquiring Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Acquiring Fund’s ability to declare and pay dividends on Acquiring Fund shares. Limits on the Acquiring Fund’s ability to pay dividends on Acquiring Fund shares may prevent the Acquiring Fund from meeting the distribution requirements described above and, as a result, may affect the Acquiring Fund’s ability to be subject to tax as a RIC or subject the Acquiring Fund to income tax or undistributed income or the 4% excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Acquiring Fund is precluded from making distributions on Acquiring Fund shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Acquiring Fund to enable the Acquiring Fund to satisfy the distribution requirements that would enable the Acquiring Fund to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon repurchase or liquidation of such preferred shares.

Certain of the Acquiring Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Acquiring Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Acquiring Fund’s status as a RIC. The Acquiring Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Acquiring Fund has qualified and maintain its qualification as a RIC and has satisfied the distribution requirements described above.

TAXATION OF U.S. SHAREHOLDERS

This subsection applies to U.S. shareholders only. Persons who are not U.S. shareholders should refer to “Taxation of Non-U.S. shareholders,” below.

Distributions

Distributions of the Acquiring Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Acquiring Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Properly reported distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a shareholder has owned shares. The ultimate tax characterization of the Acquiring Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Acquiring Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Acquiring Fund. A distribution of an amount in excess of the Acquiring Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s tax basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s tax basis in its shares, the excess will be treated as gain from a sale or exchange of shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares. Generally, for U.S. federal income tax purposes, a shareholder receiving shares under a dividend reinvestment program will be treated as having received a distribution equal to the amount of cash that could have been received instead.

A return of capital to shareholders is a return of a portion of their original investment in the Acquiring Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Acquiring Fund shares, even if such shares are sold at a loss relative to the shareholder’s original investment.

It is expected that a substantial portion of the Acquiring Fund’s income will consist of ordinary income. For example, interest and OID derived by the Acquiring Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Acquiring Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Acquiring Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Acquiring Fund makes an election to accrue market discount on a current basis. In addition, certain of the Acquiring Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Properly reported distributions made by the Acquiring Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions are attributable to qualifying dividends received by the Acquiring Fund. In addition, any portion of the Acquiring Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares. Properly reported distributions made by the Acquiring Fund to an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder to the extent of the Acquiring Fund’s “qualified dividend income” and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Acquiring Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Acquiring Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. U.S. Treasury regulations allow the Acquiring Fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the Acquiring Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through 2025.

Certain distributions reported by the Acquiring Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Acquiring Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Acquiring Fund’s business interest income over the sum of the Acquiring Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Acquiring Fund’s business interest income.

The Acquiring Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Acquiring Fund are held by at least 500 persons at all times during a taxable year, (ii) shares of the Acquiring Fund are treated as regularly traded on an established securities market or (iii) shares of the Acquiring Fund are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). If the Acquiring Fund is not treated as a publicly offered RIC for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) the Acquiring Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid to the Acquiring Fund’s investment adviser and certain of the Acquiring Fund’s other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from the Acquiring Fund in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions are not deductible for taxable years that begin before January 1, 2026, and thereafter generally (i) will be deductible only to the extent that they exceed 2% of the adjusted gross income of the taxpayer, (ii) will not be deductible for purposes of the alternative minimum tax, and (iii) will be subject to the overall limitation on itemized deductions under Section 68 of the Code. If a person acquires shares shortly before the record date of a distribution, the price of the shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such shares.

Distributions paid by the Acquiring Fund generally will be treated as received by a shareholder at the time the distribution is made. However, the Acquiring Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Acquiring Fund makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Acquiring Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The IRS requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Acquiring Fund issues preferred shares, the Acquiring Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its common shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Sale or exchange of shares

The repurchase or transfer of shares (including in connection with termination of the Acquiring Fund) may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may be treated as a dividend (as opposed to a sale or exchange) for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including through reinvestment of distributions or otherwise) shares, or enters into a contract or option to acquire shares, within 30 days before or after any disposition of such shares at a loss. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the same rate as ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

Medicare tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from repurchases or other taxable dispositions of shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Acquiring Fund.

Certain reporting requirements

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup withholding and information reporting

Information returns will be filed with the IRS in connection with payments on shares and the proceeds from a sale or other disposition of shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

TAXATION OF NON-U.S. SHAREHOLDERS

This subsection applies to non-U.S. shareholders only. Persons who are U.S. shareholders should refer to “Taxation of U.S. shareholders,” above.

Whether an investment in the Acquiring Fund is appropriate for a non-U.S. shareholder will depend upon that investor’s particular circumstances. An investment in the Acquiring Fund by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in shares.

The U.S. federal income taxation of a non-U.S. shareholder depends on whether the income that the shareholder derives from the Acquiring Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income that a non-U.S. shareholder derives from the Acquiring Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of “investment company taxable income” (including any deemed distributions with respect to a repurchase offer) will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. shareholder derives from the Acquiring Fund is effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Acquiring Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. shareholders. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. shareholders.

A non-U.S. shareholder whose income from the Acquiring Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Acquiring Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. If, however, such a non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of shares will be subject to a 30% U.S. tax.

Furthermore, properly reported distributions by the Acquiring Fund and received by non-U.S. shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Acquiring Fund in respect of the Acquiring Fund’s “qualified net interest income” (i.e., the Acquiring Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Acquiring Fund in connection with the Acquiring Fund’s “qualified short-term capital gains” (generally, the excess of the Acquiring Fund’s net short-term capital gains over the Acquiring Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Acquiring Fund may designate all, some or none of the Acquiring Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares held through an intermediary, the intermediary may have withheld amounts even if the Acquiring Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). There can be no assurance as to what portion, if any, of the Acquiring Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Acquiring Fund will invest.

If the income from the Acquiring Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Acquiring Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the rates applicable to, U.S. shareholders. If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Acquiring Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Acquiring Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.

Shareholders may be requested to provide additional information to the Acquiring Fund to enable the Acquiring Fund to determine whether withholding is required.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Acquiring Fund, including the potential application of the U.S. estate tax.

OTHER TAXES

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Acquiring Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in shares may have tax consequences for shareholders that are different from those of a direct investment in the Acquiring Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Acquiring Fund.

OTHER INFORMATION

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Acquired Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Acquired Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Acquired Fund at the address and phone number set forth above.

Shareholder Communications

Shareholders of a Fund who wish to send communications to the Board of Trustees of the Fund should send them c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

SHAREHOLDER INFORMATION

As of April 12, 2022, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of either Fund’s outstanding common stock, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

The Acquired Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings		Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares / Beneficial Owner	360,091	(1)	8.89%	1.44%

(1)	Based on a Schedule 13G filed with the SEC on February 10, 2022.

The Acquiring Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings		Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	Common Shares / Beneficial Owner	2,041,358	(1)	10.1%	8.14%

(1)	Based on a Schedule 13G/A filed with the SEC on February 10, 2022.

Security Ownership of Management

As of April 12, 2022, the officers and trustees of the Acquired Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquired Fund. As of April 12, 2022, the officers and trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquiring Fund.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2022, by and between Angel Oak Financial Strategies Income Term Trust, a Delaware statutory trust (the “Acquiring Fund”), and Angel Oak Dynamic Financial Strategies Income Term Trust, a Delaware statutory trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).

The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and of the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2. Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3. Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and stated liabilities as of the Effective Time delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 6.2(b) (collectively, the “Liabilities”).

1.4. Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (with cash being distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders (together with any cash distributed to Acquired Fund Shareholders in lieu thereof, pursuant to paragraph 2.3) shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6. Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date (as defined in paragraph 3.1) and such later date as the Acquired Fund’s existence is terminated.

1.7. Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

2.	VALUATION

2.1. Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2. Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.3. Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2. No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4. Determination of Value. All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), in its capacity as administrator for the Acquiring Fund and the Acquired Fund, in accordance with the Acquiring Fund’s and the Acquired Fund’s Valuation Policy.

2.5. Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund on or about July 29, 2022, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Transfer and Delivery of Assets. The Acquired Fund shall direct U.S. Bank National Association (“U.S. Bank” or the “Custodian”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented to the Custodian in its capacity as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as U.S. Bank, as custodian of the Acquiring Fund, deems appropriate.

3.3. Share Records. The Acquired Fund shall direct U.S. Bank Global Fund Services, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4. Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e) The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquired Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at January 31, 2022, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since January 31, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m) The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the closing date) and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n) The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit and there are no actual or proposed tax deficiencies with respect to the Acquired Fund.

(o) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q) The Information Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2. Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d) At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(e) The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f) The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund.

(g) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h) The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(i) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j) Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(m) The Information Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3. Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. Shareholder Meeting. The Acquiring Fund will call a meeting of its shareholders to consider and act upon the issuance of shares in connection with the Reorganization.

5.6. Information Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Information Statement/Prospectus on Form N-14 (the “Information Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.9. Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10. Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11. Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

6.	CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d) The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e) The Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i) The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Declaration of Trust or its By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi) The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and known Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Principal Financial Officer or Treasurer of the Acquired Fund.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d) The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) The Acquiring Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i) The Acquired Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Declaration of Trust or its By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(v) The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi) The outstanding shares of the Acquired Fund are registered under the 1933 Act and its registration is in full force and effect; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3. Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquired Fund and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.

(b) The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquiring Fund and (ii) the requisite shareholders of the Acquiring Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquired Fund.

(c) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e) U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(f) The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(g) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(h) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

(i) The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i) The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii) No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

(iii) No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v) The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi) The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii) Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

(viii) The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 6.3(i).

7.	INDEMNIFICATION

7.1. Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2. Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3. Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4. Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2. Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by the Funds, as agreed to by the Parties. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Information Statement/Prospectus, proxy solicitation expenses, expenses of holding the shareholder meeting with respect to the Acquiring Fund, and winding down the operations and terminating the existence of the Acquired Fund; expenses of service providers to the Acquired Fund in consummating the Reorganization (such as those charged by the transfer agent, custodian, fund accountant or intermediaries); legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement/Prospectus; all necessary taxes in connection with the delivery of the Assets or otherwise incurred in connection with the Reorganization, including all applicable federal and state stock transfer stamps; and incremental fees or costs incurred by reason of the Reorganization, such as additional costs associated with the preparation and distribution of shareholder reports and other documents to the extent that they are prepared and disseminated separately for the Acquired Fund, but will not include brokerage costs or other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.	AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquiring Fund called by the Board of Trustees of the Acquiring Fund pursuant to paragraph 6.3(b) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquiring Fund or the Acquired Fund Shareholders without the Board of Trustees’ and shareholders’ further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Angel Oak Dynamic Financial Strategies Income Term Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Attention: Dory S. Black, Esq.

If to the Acquiring Fund:

Angel Oak Financial Strategies Income Term Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Attention: Dory S. Black, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP

1900 K Street NW

Washington, D.C. 20006

Attention: Stephen T. Cohen, Esq.

11.	MISCELLANEOUS

11.1. Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

11.7. Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST		ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST

By:		By:
Name:	Dory S. Black, Esq.	Name:	Dory S. Black, Esq.
Title:	President	Title:	President

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST WITH AND INTO ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[    ], 2022

This Statement of Additional Information (the “SAI”) is available to shareholders of Angel Oak Dynamic Financial Strategies Income Term Trust (the “Acquired Fund”) in connection with the proposed reorganization of the Acquired Fund with and into Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) providing for the Acquiring Fund to continue as the surviving entity after the reorganization and shareholders of the Acquired Fund to receive newly issued common shares of the Acquiring Fund in exchange for their Acquired Fund shares (and cash in lieu of any fractional Acquiring Fund common shares) (the “Reorganization”). Pursuant to the Agreement, the Acquiring Fund will acquire all of the assets and assume the accrued and unpaid liabilities of the Acquired Fund in exchange solely for newly issued shares of the Acquiring Fund’s common shares, par value $0.001 per share (“Common Shares”) (plus any accumulated and unpaid dividends that have accrued on the Acquired Fund’s shares of common stock up to and including the day immediately preceding the closing date of the Reorganization if such dividends have not been paid prior to such closing date).

This SAI provides additional information to the Information Statement/Prospectus on Form N-14 filed with the Securities and Exchange Commission (the “SEC”) dated [    ], 2022 relating to the proposed Reorganization (the “Information Statement/Prospectus”). This SAI is not a prospectus and should only be read in conjunction with the Information Statement/Prospectus. You may obtain a copy of the Information Statement/Prospectus and other information may be obtained without charge with respect to a Fund by writing to the Angel Oak Funds, c/o U.S Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53202, by calling (855) 751-4324 or by visiting the Funds’ website at www.angeloakcapital.com. The information contained in, or that can be accessed through, the Funds’ website is not part of the Information Statement/Prospectus or this SAI. You may also obtain a copy of the Information Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Information Statement/Prospectus.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this SAI is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this SAI is a part.

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INVESTMENT POLICIES AND RISKS

The following supplements the information contained in the Information Statement/Prospectus concerning the investment objectives, policies and risks of the Funds. Each Fund’s investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by that Fund’s Board of Trustees (each, a “Board”), without the approval of shareholders.

Background

As described in the Information Statement/Prospectus, the Board of each Fund has approved the Reorganization. The Board of the Acquired Fund has determined that the Reorganization would be in the best interests of the Acquired Fund.

The Adviser to each Fund is Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”), 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. Angel Oak will serve as the adviser to the Acquiring Fund after the Reorganization.

Investment Policies and Strategies

The investment policies and strategies of the Acquiring Fund are set forth in the Information Statement/Prospectus.

The Acquiring Fund’s principal investment strategies and the risks associated with the same are described in the Information Statement/Prospectus. The following discussion supplements the discussion of the Acquiring Fund’s principal investment strategies and related risks contained in the Information Statement/Prospectus and provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Acquiring Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Information Statement/Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Acquiring Fund.

Borrowing. The Acquiring Fund may borrow for investment purposes and for other purposes permitted by the Investment Company Act of 1940 (the “1940 Act”). Under current law as interpreted by the SEC and its staff, the Acquiring Fund may borrow money in the amount of up to one-third of the Acquiring Fund’s total assets for any purpose and up to 5% of the Acquiring Fund’s total assets from banks or other lenders for temporary purposes. The Acquiring Fund’s total assets include the amounts being borrowed. Under the 1940 Act, the Acquiring Fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings. Borrowing tends to amplify the effects on the Acquiring Fund’s net asset value (“NAV”) of any change in the Acquiring Fund’s portfolio securities. Borrowing subjects the Acquiring Fund to costs in the form of interest, which the Acquiring Fund may not recover through investment earnings. The Acquiring Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. These types of requirements would increase the cost of borrowing to the Acquiring Fund over the stated interest rate.

Cash Investments. When Angel Oak believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of the Acquiring Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Collateralized Debt Obligations (“CDOs”). The Acquiring Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation. CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (“CLOs”). The Acquiring Fund may invest in CLOs, which are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Acquiring Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Acquiring Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule

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144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Acquiring Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Convertible Securities. The Acquiring Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Acquiring Fund generally treats such securities as equity securities. By investing in convertible securities, the Acquiring Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

The Acquiring Fund may invest in contingent securities structured as contingent convertible securities, also known as “CoCos.” Contingent convertible securities are a hybrid debt securities typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health and either convert into equity at a predetermined share price or are written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because trigger events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the trigger event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. Due to the uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a trigger event or coupon suspension applicable to a single issuer.

Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Credit Linked Notes (“CLNs”). The Acquiring Fund may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

Cybersecurity Risk. As technology becomes more integrated into the Acquiring Fund’s operations, the Acquiring Fund will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Acquiring Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Acquiring Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity threats may result from unauthorized access to the Acquiring Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Acquiring Fund works closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub-advisers), cybersecurity breaches at such third-party service providers may subject the Acquiring Fund to many of the same risks associated with direct cybersecurity breaches. The same is true for cybersecurity breaches at any of the issuers in which the Acquiring Fund may invest. While the Acquiring Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

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Derivative Instruments. The Acquiring Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Acquiring Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Acquiring Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Acquiring Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Acquiring Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (“OTC”) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Acquiring Fund.

Certain of the derivative investments in which the Acquiring Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to the Acquiring Fund’s derivative investments would not be available to the Acquiring Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Acquiring Fund. If a counterparty were to default on its obligations, the Acquiring Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Acquiring Fund’s rights as a creditor (e.g., the Acquiring Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Acquiring Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Acquiring Fund to use these instruments as a part of its investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Acquiring Fund engages in derivative transactions could also prevent the Acquiring Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

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The Acquiring Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Acquiring Fund or not trade in certain markets on behalf of the Acquiring Fund to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Acquiring Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Acquiring Fund. Such policies could affect the nature and extent of derivatives use by the Acquiring Fund.

Swaps. The Acquiring Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.

A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Acquiring Fund. The Acquiring Fund is permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. When buying protection under a credit default swap, the Acquiring Fund is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation. If no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through the terminate date. However, if a credit event does occur, the Acquiring Fund may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased. When selling protection under a credit default swap, the Acquiring Fund receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur. However, as the seller of protection, the Acquiring Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject the Acquiring Fund to greater risk than if the Acquiring Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Acquiring Fund’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Acquiring Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Acquiring Fund pays the counterparty a floating short-term interest rate and receive in exchange the total return of underlying loans or debt securities. The Acquiring Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Acquiring Fund would typically have to post collateral to cover this potential obligation.

The Acquiring Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Options and Futures Risk. The Acquiring Fund may utilize options, including equity options, futures contracts and so-called ”synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Acquiring Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Acquiring Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

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The Acquiring Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Acquiring Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Acquiring Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts and options involves risk of loss to the Acquiring Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Acquiring Fund to substantial losses.

A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they may be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security may be unable to obtain it, which may necessitate a postponed settlement and/or the fixing of cash settlement prices.

Structured Notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Acquiring Fund, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

Dollar Rolls. A dollar roll transaction involves a sale by the Acquiring Fund of a security concurrently with an agreement by the Acquiring Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Acquiring Fund. If such

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income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Acquiring Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Acquiring Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Acquiring Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Equity Securities.

Common and Preferred Stock. The Acquiring Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Acquiring Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Acquiring Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Acquiring Fund only as a part of your overall investment portfolio.

Warrants. The Acquiring Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Acquiring Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Acquiring Fund invests in depositary receipts to obtain exposure to foreign securities markets. For purposes of the Acquiring Fund’s investment policies, the Acquiring Fund’s investments in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute Shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

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European Securities. European countries can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 28 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU that established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro.

Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance.

The EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries.

The European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with.

In a June 2016 referendum, citizens of the United Kingdom (the “UK”) voted to withdraw from the EU (commonly referred to as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU which started an 11-month transition period ending on December 31, 2020. The UK and the EU entered into a bilateral trade agreement on December 30, 2020, governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). The TCA provisionally went into effect on January 1, 2021, and was ratified by the UK Parliament in December 2020 and by the EU Parliament in April 2021. Brexit has resulted in increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of the Acquiring Fund’s investments. The Brexit also may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Exchange-Traded Notes. The Acquiring Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange traded funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When the Acquiring Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Acquiring Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Acquiring Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

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Financial Sector Risk. The Acquiring Fund will invest in securities tied to the financial sector. Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. The Acquiring Fund’s emphasis on community banks may make the Acquiring Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns that larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Fixed Income Securities. The Acquiring Fund may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Acquiring Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Acquiring Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

High Yield Securities. When investing in fixed income securities, the Acquiring Fund may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in securities rated below investment grade that are eligible for purchase by the Acquiring Fund are described as “speculative” by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment

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of all or a portion of interest and principal, the Acquiring Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Acquiring Fund could sell a high yield security, and could adversely affect the daily NAV of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Acquiring Fund, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Acquiring Fund, the Acquiring Fund may retain the security if the Adviser deems it in the best interest of Shareholders.

Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Acquiring Fund. The Adviser expects, however, that generally the preferred stocks in which the Acquiring Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Illiquid Securities. The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board.

Industrial Development Bonds. The Acquiring Fund may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

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Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of ”non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or periodic basis.

International Securities. The Acquiring Fund may invest directly in international securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of international securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Acquiring Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Acquiring Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in international securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Acquiring Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Acquiring Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Acquiring Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Acquiring Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Acquiring Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Acquiring Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Acquiring Fund.

Investment Company Securities. The Acquiring Fund may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). The Acquiring Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

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When the Acquiring Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, the Acquiring Fund will incur higher expenses. Furthermore, because the Acquiring Fund invests in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Acquiring Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Acquiring Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Acquiring Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Acquiring Fund believes that in the event of the termination of an underlying fund or ETF, the Acquiring Fund will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Acquiring Fund invests in inverse ETFs, the value of the Acquiring Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies.

A Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in business development companies (an underlying fund) in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

Market Disruptions Risk. The Acquiring Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from, but not limited to, war; terrorism; market manipulation; government interventions, defaults and shutdowns; political changes or diplomatic developments; embargoes, tariffs, sanctions and other trade barriers; public health emergencies (such as the spread of infectious diseases, pandemics and epidemics); and natural/environmental disasters. Any of these events could negatively impact the securities markets and cause the Acquiring Fund to lose value. These events can also impair the technology and other operational systems upon which the Acquiring Fund’s service providers, including Angel Oak as the Acquiring Fund’s investment adviser, rely, and could otherwise disrupt the Acquiring Fund’s service providers’ ability to fulfill their obligations to the Acquiring Fund.

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COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Acquiring Fund holds, and may adversely affect the Acquiring Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Acquiring Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Acquiring Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Money Market Funds. The Acquiring Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 NAV, it is possible for the Acquiring Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Acquiring Fund sells the shares it owns they may be worth more or less than what the Acquiring Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Municipal Securities. Municipal securities include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The yields on municipal securities are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

To be tax-exempt, municipal securities must meet certain regulatory requirements. If a municipal security fails to meet such requirements, the interest may be taxable, which could impact the value of the security.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; port, airport, and mass transit facilities; colleges and universities; and hospitals. Revenue bonds may be repaid only from the revenues of a specific facility or source. An investment in revenue bonds is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Acquiring Fund. Conversely, if revenue accrues more quickly than anticipated, the Acquiring Fund may receive payment before expected and have difficulty reinvesting the proceeds on equally favorable terms.

Private activity bonds are, in most cases, revenue bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, the repayment of such bonds generally depends on the revenues of a private entity. Continued ability of a private entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

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Moral Obligation Bonds. The Acquiring Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of ”non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Operational Risk. An investment in the Acquiring Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these errors, failures or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a materially adverse effect on the Acquiring Fund. While the Acquiring Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Acquiring Fund will not suffer losses due to operational risk.

Repurchase Agreements. The Acquiring Fund may engage in repurchase agreement transactions involving the type of securities in which it is permitted to invest. Repurchase agreements are transactions by which the Acquiring Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Acquiring Fund will seek to liquidate such collateral. The exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. The Acquiring Fund will not invest more than 33 1/3% of its net assets in repurchase agreements.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Acquiring Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Acquiring Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Acquiring Fund may not be able to substantiate their interest in the underlying securities. While the management of the Acquiring Fund acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Restricted Securities. The Acquiring Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the 1933 Act may be determined to be liquid.

Reverse Repurchase Agreements. The Acquiring Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Acquiring Fund to financial institutions such as banks and broker-dealers, with an agreement that the Acquiring Fund will repurchase the securities at an agreed upon price and date. During the

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reverse repurchase agreement period, the Acquiring Fund continues to receive interest and principal payments on the securities sold. The Acquiring Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Acquiring Fund is delayed or prevented from completing the transaction. At the time the Acquiring Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Acquiring Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Acquiring Fund’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Acquiring Fund under the 1940 Act.

Securitizations. To the extent permissible under applicable laws and regulations, including the federal interagency credit risk retention rules, codified at 17 C.F.R. Part 246 (the “U.S. Risk Retention Rules”) and applicable provisions of the 1940 Act, the Acquiring Fund may securitize certain of its investments by selling certain assets to a Structured Product (or the sponsor of a Structured Product) and retaining all or most of the exposure to the performance of these investments in the form of an equity investment in the Structured Product (“Securitization”). The Acquiring Fund expects that the primary use of any funds generated from Securitizations will be to make investments in portfolio securities, distribute cash to holders of the Shares and pay operating expenses, including debt service to the extent the Acquiring Fund borrows or issues senior securities to fund its investments. In addition, the Acquiring Fund may also invest in Structured Products sponsored by third parties.

Further, to the extent permissible under applicable laws and regulations, including the U.S. Risk Retention Rules and applicable provisions of the 1940 Act, or to the extent that alternative Securitization structures are developed in the market that would permit the Acquiring Fund to enter into Securitizations, the Acquiring Fund also may enter into Securitizations to finance its investments, including through the formation of one or more Structured Products, while retaining all or most of the exposure to the performance of these investments in the form of any equity investment in the Structured Product. Any Securitization would involve contributing or selling a pool of assets to a special purpose entity, and that entity selling debt interests on a non-recourse or limited-recourse basis to purchasers. These Securitizations may be formed by the Acquiring Fund, entered into through joint venture arrangements or, as noted above, sponsored by a third party.

Up to all of the Acquiring Fund’s investments in or exposure to Securitizations and/or Structured Products may be in the equity tranches, which typically represent the first loss position in the Securitization or Structured Product. The Acquiring Fund will not invest more than 30% of its net assets plus the amount of any borrowings for investment purposes in Securitizations.

The Acquiring Fund may be limited in its ability to enter into Securitizations due to applicable laws and regulations, including the interplay of the 1940 Act restrictions on principal and joint transactions and the U.S. Risk Retention Rules adopted pursuant to Section 941 of Dodd-Frank. The Fund cannot assure you that, under current applicable laws, regulations and interpretations, administrative guidance and positions of the SEC, the SEC staff or other regulatory authorities or future modifications to such laws, regulations, interpretations, guidance or positions, the Acquiring Fund would be able to enter into Securitizations on a timely basis, on attractive terms or at all or that alternative Securitization structures will be developed in the market that would permit the Acquiring Fund to enter into securitizations.

With respect to Securitizations sponsored by a third party, there is a limited number of potential third-party sponsors for such Securitizations and the Acquiring Fund may not find a suitable third-party sponsor, which may impact the Acquiring Fund’s ability to enter into Securitizations on favorable terms or at all. In addition, to the extent the Acquiring Fund sells securities to a third-party sponsor that forms a Structured Product, the Acquiring Fund and the Adviser will no longer be able to make investment decisions related to those assets and will have no influence over the asset management of the portfolio underlying the Structured Product. However, the Acquiring Fund may be exposed to the performance of those assets through its interest in the Structured Products that it purchases. As a result, the Acquiring Fund will be relying on the third party, and the Acquiring Fund’s ability to achieve its investment objective may depend in part on the performance of each third party in its role as sponsor. Among other things, the Acquiring Fund may be subject to the risk that the third party disposes of the assets in the Structured Product, unilaterally unwinds the Structured Product, fails to meet expectations in managing the Structured Product or otherwise is unable to perform its duties, subjecting the Acquiring Fund to potential losses. As a result, the values of the portfolios underlying a Structured Product could decrease as a result of decisions made by a third-party sponsor. In addition, in certain circumstances, the Acquiring Fund may indemnify the third-party sponsor of a Structured Product in connection with the Acquiring Fund’s sale or transfer of assets to the Structured Product, which may expose the Acquiring Fund to additional risks of loss. Also, to the extent the Acquiring Fund is unable to enter into Securitizations, the Acquiring Fund’s performance

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and distributions could be negatively impacted. In addition, the Acquiring Fund may be subject to the risk that a regulator could view the Acquiring Fund, rather than a third party, as the appropriate “sponsor” of a Structured Product for purposes of the U.S. Risk Retention Rules, due to the facts and circumstances of the Securitization, which could result in the Acquiring Fund being required, among other things, to pay damages, transfer interest and/or acquire additional asset-backed securities in the related Securitization (which may or may not be available at such time for acquisition) or be subject to cease and desist orders or other regulatory action.

If the Acquiring Fund creates a Structured Product, the Acquiring Fund will depend on distributions from that Structured Product’s assets out of that Structured Product’s earnings and cash flows to enable the Acquiring Fund to make distributions to Shareholders. The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict the Acquiring Fund’s ability, as holder of the equity interests in the Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Acquiring Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Acquiring Fund’s status as a regulated investment company (“RIC”), and the Acquiring Fund is unable to obtain cash from other sources necessary to satisfy this requirement, the Acquiring Fund could fail to maintain its status as a RIC, which would have a material adverse effect on the Acquiring Fund’s financial performance.

A Securitization entered into through a joint venture would pose the risk that there is a limited number of potential joint venture partners and the Acquiring Fund may not find a joint venture partner, which may impact the Acquiring Fund’s ability to enter into Securitizations on favorable terms or at all. In addition, a joint venture would pose certain risks that would not be present under other Securitization arrangements. These risks include the potential for a joint venture partner to become insolvent or bankrupt or to engage in fraud or other misconduct. In addition, the Acquiring Fund could be required to share decision-making authority with a joint venture partner regarding certain major decisions affecting the ownership of the joint venture, including decisions relating to the disposition of the joint venture’s property or the contribution of additional capital. Further, a joint venture partner could have or, through change of circumstances (e.g., a change in control of the joint venture partner), come to have economic or business interests that conflict with those of the Acquiring Fund. A joint venture partner may also be structured differently from the Acquiring Fund for tax purposes, which could give rise to conflicts of interest or jeopardize the Acquiring Fund’s ability to qualify as a RIC. In addition, the terms of any joint venture could restrict the Acquiring Fund’s power to sell or transfer its interests in a Structured Product to a third party, which could result in reduced liquidity. In addition to the foregoing, certain rules prohibiting the Acquiring Fund from transacting with affiliates, mainly Section 17(a) and Section 17(d) of the 1940 Act, may limit or prohibit the Acquiring Fund’s ability to enter into certain joint venture arrangements.

The Acquiring Fund and/or other investors in the Structured Product ultimately bear the credit risk of the underlying collateral. In addition, a decline in the credit quality of loans in a Structured Product due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a Structured Product to sell certain assets at a loss, reducing its earnings and, in turn, cash potentially available for distribution to the Acquiring Fund for distribution to the Shareholders. The Acquiring Fund will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the borrowers in the loans underlying the Structured Product. As a result, the values of the portfolios underlying a Structured Product could decrease as a result of decisions made by management of such borrowers.

Up to all of the Acquiring Fund’s investments in or exposure to Securitizations and/or Structured Products may be in the equity tranches. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the Acquiring Fund as owner of the equity interests. Any equity interests that the Acquiring Fund retains in a Structured Product will not be secured by the assets of the Structured Product, and the Acquiring Fund will rank behind all creditors of the Structured Product. Even though the Acquiring Fund expects some of the loans that it contributes to any such Securitization to be rated below investment grade, because the Structured Product’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require the Acquiring Fund to consolidate the Structured Product’s financial statements with the Acquiring Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Acquiring Fund for purposes of the asset coverage ratio applicable to the Acquiring Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that the Acquiring Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including the Acquiring Fund’s assets). If a Structured Product is not consolidated with the Acquiring Fund, the Acquiring Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be

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more or less than the cash the Acquiring Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as the Acquiring Fund’s liabilities. If the assets of a Structured Product are not consolidated with the Acquiring Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Acquiring Fund for purposes applicable limitations on the Acquiring Fund’s ability to issue debt.

Short Sales. The Acquiring Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Acquiring Fund may engage in short sales with respect to stocks, ETFs and other securities. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Acquiring Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Acquiring Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short have appreciated in value, thus resulting in a loss to the Acquiring Fund. The Acquiring Fund’s investment performance may also suffer if the Acquiring Fund is required to close out a short position earlier than it had intended. The Acquiring Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its positions in a permissible manner. The Acquiring Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Acquiring Fund’s needs for immediate cash or other liquidity. In addition, the Acquiring Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Acquiring Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Acquiring Fund to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short are not covered under the Advisor’s expense limitation agreements with the Acquiring Fund and, therefore, these expenses will be borne by the Shareholders of the Acquiring Fund.

Subordinated Debt Securities. Subordinated debt securities, sometimes also called “junior debt” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Subordinated debt securities are subject to the same risks as other fixed income securities and are also subject to increased credit risk because the issuer, by definition, has issued other, more senior debt securities. The Acquiring Fund may invest in subordinated debt securities, including those issued by banks.

U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Variable and Floating Rate Securities. The Acquiring Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Acquiring Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Acquiring Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Acquiring Fund may incur losses on those securities even if held to maturity without issuer default.

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There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Acquiring Fund to dispose of the instrument during periods that the Acquiring Fund is not entitled to exercise any demand rights it may have. The Acquiring Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Acquiring Fund’s investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

When-Issued Securities and Forward Commitments. The Acquiring Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Acquiring Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Acquiring Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities. Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Acquiring Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Acquiring Fund to recognize income and make distributions to Shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Acquiring Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Acquiring Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

INVESTMENT RESTRICTIONS

Fundamental. The investment policies described below have been adopted by the Acquiring Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Acquiring Fund. As used in the Information Statement/Prospectus and this SAI, the term “majority of the outstanding shares of the Acquiring Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Acquiring Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Acquiring Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Acquiring Fund. Except for those investment policies specifically identified as fundamental in the Information Statement/Prospectus and this SAI, the Acquiring Fund’s investment objective as described in the Information Statement/Prospectus and this SAI and all other investment policies and practices described in the Information Statement/Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of Shareholders.

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The fundamental policies adopted with respect to the Acquiring Fund are as follows:

1. Borrowing Money. The Fund may borrow money to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

2. Senior Securities. The Fund may issue senior securities, as defined in the 1940 Act, as permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

3. Underwriting. The Fund may act as an underwriter of securities within the meaning of the Securities Act, to the extent permitted under the Securities Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Real Estate. The Fund may purchase or sell real estate to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. This includes that the Fund may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such instruments.

5. Commodities. The Fund may purchase or sell commodities to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. The Fund may purchase or sell options or futures contracts, invest in securities or other instruments backed by commodities or invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund may make loans to other persons to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

7. Concentration. Under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to banks and diversified financials.

The following are interpretations of the fundamental investment policies of the Acquiring Fund and may be revised without Shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Acquiring Fund may borrow money in the amount of up to one-third of the Acquiring Fund’s total assets for any purpose and up to 5% of the Acquiring Fund’s total assets from banks or other lenders for temporary purposes. The Acquiring Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Acquiring Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Acquiring Fund expects to use proceeds from borrowing for investment purposes and to satisfy Shareholder repurchase requests.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two trustees at all times and to elect a majority of trustees if dividends on their stock are unpaid in certain amounts.

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Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Acquiring Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Acquiring Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Acquiring Fund’s limitation with respect to investing in real estate is not applicable to investments in securities or mortgages or loans that are secured by or represent interests in real estate. This limitation does not preclude the Acquiring Fund from purchasing or selling mortgage-related securities or securities of companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Acquiring Fund may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Acquiring Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. Under current law as interpreted by the SEC and its staff, the Acquiring Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Acquiring Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Under current SEC and SEC staff interpretation, the Acquiring Fund would “concentrate” its investments if 25% or more of the Acquiring Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements collateralized by U.S. Government securities, or in tax-exempt securities issued by the states, territories, or possessions of the United States (“municipal securities”), excluding private activity municipal securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity; or (2) investments in issuers domiciled in a single jurisdiction provided that the Acquiring Fund does not invest greater than 25% in a particular industry. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Acquiring Fund may invest in one or more investment companies; provided that, the Acquiring Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

With respect to the percentages adopted by the Acquiring Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to fundamental policy 1.

Notwithstanding any of the foregoing policies, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Acquiring Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Acquiring Fund shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

PORTFOLIO TURNOVER

The Acquiring Fund may buy and sell securities to accomplish its investment objective(s). For the fiscal years ended January 31, 2021, and January 31, 2022, the portfolio turnover rate for the Acquiring Fund was 24.55% and 13.82%, respectively.

The Acquiring Fund’s annual portfolio turnover rates may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Acquiring Fund.

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MANAGEMENT

TRUSTEES AND OFFICERS

The Board is responsible for the overall management of the Acquiring Fund, including general supervision and review of the investment activities of the Acquiring Fund. The Board, in turn, elects the officers of the Acquiring Fund, who are responsible for administering the day-to-day operations of the Acquiring Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Acquiring Fund is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. Additional information about the Trustees and officers of the Acquiring Fund is provided in the table below.

Name and Year of Birth	Position with the Acquiring Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1)	Other Directorships Held During the Past 5 Years

Independent Trustees(2)

Ira P. Cohen 1959	Independent Trustee, Chair (Class III)	Trustee since 2018, Chair since 2019; 3 year term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (2015-2021); Independent financial services consultant (since 2005).	9	Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Trustee, U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021).

Alvin R. Albe, Jr. 1953	Independent Trustee (Class I)	Since 2018; 3 year term	Retired.	9	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Angel Oak Credit Opportunities Term Trust (since 2021).

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Name and Year of Birth	Position with the Acquiring Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1)	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee (Class II)	Since 2018; 3 year term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	9	Trustee, Mirae Asset Discovery Funds (since 2010); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012 – 2017); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2018); Angel Oak Credit Opportunities Term Trust (since 2021).

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Name and Year of Birth	Position with the Acquiring Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolio s in Fund Complex (1)	Other Directorships Held During the Past 5 Years
Andrea N. Mullins 1967	Independent Trustee (Class II)	Since 2019; 3 year term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	9	Trustee, Valued Advisors Trust (since 2013, Chair since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (since 2021); Trustee and Audit Committee Chair, Cushing Nextgen Infrastructure Income Fund (since 2021).
Interested Trustee
Samuel R. Dunlap, III 1979	Interested Trustee (Class I)	Since 2022; 3 year term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	9	Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

(1)	The Fund Complex includes the Acquiring Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, the Acquired Fund and Angel Oak Credit Opportunities Term Trust.
(2)	The Trustees of the Acquiring Fund who are not “interested persons” of the Acquiring Fund as defined in the 1940 Act (“Independent Trustees”).

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Name and Year of Birth	Position with the Acquiring Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Dory S. Black, Esq. 1975	President	Since 2019; indefinite term	General Counsel, Angel Oak Companies (since 2014).

Adam Langley 1967	Chief Compliance Officer	Since 2019; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer of Falcons I, LLC (since 2018); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (since 2021); Chief Compliance Officer, Angel Oak Funds Trust (since 2015); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Chief Compliance Officer, Angel Oak Credit Opportunities Fund (since 2021); Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021).

John Hsu 1965	Secretary	Since 2020; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors, LLC (since 2018), Head of Capital Markets, Angel Oak Capital Advisors, LLC (2014-2018).

Daniel Fazioli 1981	Treasurer	Since 2019; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015).

Each officer holds office at the pleasure of the Board.

Additional Information Concerning the Acquiring Fund Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Acquiring Fund. Like all closed-end funds, the day-to-day management and operation of the Acquiring Fund is the responsibility of the various service providers to the Acquiring Fund, such as the Adviser, the administrator, the custodian and the transfer agent. The Board has appointed various senior employees of the Adviser as officers of the Acquiring Fund, with responsibility to monitor and report to the Board on the Acquiring Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Acquiring Fund. The Board has appointed a Chief Compliance Officer (the “CCO”) who administers the Acquiring Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations. Angel Oak compensates the CCO for his services to the Acquiring Fund, and the Acquiring Fund reimburses Angel Oak for a portion of the CCO’s salary.

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Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating and Governance Committee, a Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

The Board has an Independent Chair, Mr. Ira Cohen. Except for any duties specified herein or pursuant to the Acquiring Fund’s Declaration of Trust and By-Laws, the designation of Chair does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chair, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Acquiring Fund’s service providers, officers and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. The Independent Trustees are represented by independent legal counsel. The majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Acquiring Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Acquiring Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

For the fiscal year ended January 31, 2022, the Board held nine meetings.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Acquiring Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Acquiring Fund’s financial reporting function. The Board and Compliance Oversight Committee meet regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board and Valuation and Risk Management Oversight Committee also receive reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Acquiring Fund.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Acquiring Fund in light of the Acquiring Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as Trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, certain additional information concerning each particular Trustee and his or her Trustee Attributes is provided below.

Mr. Cohen’s Trustee Attributes.

Mr. Cohen has over 37 years of experience in the financial services industry. He has served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, since 2015, and he has been an independent financial services consultant since 2005. Mr. Cohen has held a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen served as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

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Mr. Albe’s Trustee Attributes.

Mr. Albe has over 31 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Acquiring Fund. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Mr. Schappert’s Trustee Attributes.

Mr. Schappert has over 46 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Ms. Mullins’ Trustee Attributes.

Ms. Mullins worked in the asset management and mutual funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. Since 2014, Ms. Mullins has been an independent contractor with SWM Advisors, a registered investment adviser. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisers Trust since 2013 and as its Chair since 2017. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Mr. Dunlap’s Trustee Attributes

Mr. Dunlap has served in various portfolio management capacities for Angel Oak since 2009. In addition to serving as portfolio manager for Angel Oak funds, Mr. Dunlap is responsible of managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he spent six years with SunTrust Robinson Humphrey where he focused on marketing and structuring interest rate derivatives products. He previously was with Wachovia supporting the agency mortgage pass-through trading desk. The Board believes that Mr. Dunlap’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Acquiring Fund Committees

The Acquiring Fund has four standing committees: the Audit, Financial and Administrative Oversight Committee, the Nominating and Governance Committee, the Compliance Oversight Committee and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all the Independent Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Exhibit B. The function of the Committee is to review the scope and results of the annual audit of the Acquiring Fund and any matters bearing on the audit or the Acquiring Fund’s financial statements and to ensure the integrity of the Acquiring Fund’s financial reporting. The Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Acquiring Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Acquiring Fund’s management financial and administrative matters relating to the Acquiring Fund. For the fiscal year ended January 31, 2022, the Audit, Financial and Administrative Oversight Committee met four times.

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Exhibit C. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as

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reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Financial Strategies Income Term Trust

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Rd. NE, Suite 1725

Atlanta, GA 30326

The Committee meets at least annually. For the fiscal year ended January 31, 2022, the Nominating and Governance Committee met four times.

The Compliance Oversight Committee, comprised of all the Independent Trustees, assists the full Board in connection with matters relating to the compliance of the Acquiring Fund and its service providers with applicable laws. The Committee coordinates the Board’s oversight of the implementation and administration of the Acquiring Fund’s compliance program through the periodic review of reports and discussions with appropriate management of the Adviser, including the CCO, and other service providers. The Committee reviews and makes recommendations to the Board regarding the Acquiring Fund’s compliance matters such as compliance with and any proposed changes to the Acquiring Fund’s compliance program and the Codes of Ethics of the Acquiring Fund and Adviser. The Committee meets at least annually. For the fiscal year ended January 31, 2022, the Compliance Oversight Committee met four times.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Acquiring Fund delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Committee, reviews the Acquiring Fund’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of the Acquiring Fund and responds to other matters deemed appropriate by the Board. The Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Acquiring Fund. The Committee does not assume any day-to-day risk management functions or activities. The Adviser and other service providers are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Acquiring Fund is or may be exposed. The Chief Risk Officer of the Adviser oversees the execution of its risk management responsibilities. The actions of the Committee are reviewed and ratified by the Board. The Committee meets at least annually. For the fiscal year ended January 31, 2022, the Valuation and Risk Management Oversight Committee met four times.

Trustee Ownership of Acquiring Fund Shares and Other Interests

The table below shows for each Trustee, the amount of the Acquiring Fund’s equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, as of December 31, 2021, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Independent Trustees
Alvin R. Albe, Jr.	A	E
Ira P. Cohen	A	A
Andrea N. Mullins	A	C
Keith M. Schappert	A	E
Interested Trustee
Samuel R. Dunlap	A	C

Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Acquiring Fund’s principal underwriter or any of their affiliates.

As of April 12, 2022, the officers and Trustees of the Acquiring Fund as a group owned less than 1% of the outstanding shares of the Acquiring Fund.

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Trustee Compensation

The tables show the compensation paid to the Trustees for services for the fiscal period ended January 31, 2022, from the Acquiring Fund and the Fund Complex.

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not discussed in this report) receives an annual retainer of $65,000 (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair as well as the Chair of the Board receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are permitted for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.

Prior to November 1, 2021, the Independent Trustees received an annual retainer of $58,000 (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Acquiring Fund Complex. In addition, each Committee Chair received additional annual compensation of $12,000 (pro-rated for any periods less than one year).

Name of Person/Position	Aggregate Compensation from the Acquiring Fund	Total Compensation from the Acquiring Fund and Fund Complex(1)
Independent Trustees
Alvin R. Albe, Jr., Trustee	$10,861	$119,750
Ira P. Cohen, Chair	$11,114	$122,750
Andrea N. Mullins, Trustee	$10,861	$119,750
Keith M. Schappert, Trustee	$10,861	$119,750
Interested Trustee
Samuel R. Dunlap, Trustee	$0	$0

(1)	The Fund Complex includes the Acquiring Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, the Acquired Fund and Angel Oak Credit Opportunities Term Trust.

INVESTMENT ADVISER

Each Fund’s adviser is Angel Oak Capital Advisors, LLC, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. Angel Oak Capital Advisors, LLC was formed in 2009 by Michael A. Fierman and Sreeniwas (Sreeni) V. Prabhu, Managing Partners of the Adviser.

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Acquiring Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Acquiring Fund is obligated to pay the Adviser a fee calculated and payable monthly in arrears at an annual rate of 1.35% of the average daily value of the Acquiring Fund’s Managed Assets.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Acquiring Fund’s Total Annual Fund Operating Expenses to 0.25% of the Acquiring Fund’s Managed Assets through at least May 31, 2023. These expense limits will remain in effect indefinitely unless terminated by the Board, on behalf of the Acquiring Fund, upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Acquiring Fund any waived amount or reimbursed expenses pursuant to the expense limit if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Separately, the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Acquiring Fund’s Total Annual Fund Operating Expenses to 2.50% of the Acquiring Fund’s net assets through June 5, 2022. The Adviser may recoup from the Acquiring Fund any waived amount or reimbursed expenses pursuant to the expense limit if such recoupment does not cause the Acquiring Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

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In addition, the Adviser has contractually agreed to waive the amount of the management fee paid by the Acquiring Fund to the extent necessary to offset the proportionate share of the management fees incurred through its investment in an underlying fund for which the Adviser also serves as investment adviser.

The Adviser may make payments to banks or other financial institutions that provide Shareholder services and administer Shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Acquiring Fund believes that there would be no material impact on the Acquiring Fund or Shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those Shareholders availing themselves of the bank services will be lower than to those Shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Acquiring Fund, no preference will be shown for such securities.

For the period May 31, 2019 (commencement of operations) through January 31, 2020, $2,387,814 in advisory fees was accrued, and, after fee waiver/expense reimbursement, net advisory fees of $1,614,003 were paid by the Acquiring Fund to the Adviser. For the fiscal year ended January 31, 2021, $4,951,406 in advisory fees was accrued, and, after fee waiver/expense reimbursement, net advisory fees of $4,572,701 were paid by the Acquiring Fund to the Adviser. For the fiscal year ended January 31, 2022, $5,864,171 in advisory fees was accrued, and, after fee waiver/expense reimbursement, net advisory fees of $6,025,009 were paid by the Acquiring Fund to the Adviser.

PORTFOLIO MANAGEMENT

About the Portfolio Managers

Sreeniwas V. Prabhu, Johannes Palsson and Cheryl Pate are the Portfolio Managers of the Acquiring Fund. Following the Reorganization, Kevin Parks will be a Portfolio Manager of the Combined Fund. As of January 31, 2022, the Portfolio Managers were responsible for managing the following types of accounts for the Adviser, other than the Acquiring Fund:

Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
6	16	0	0	12	0
$9,043,079,198	$2,996,966,294	$0	$0	$1,468,544,536	$0

Johannes Palsson
Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	2	4	0	1	0
$250,952,703	$62,078,267	$436,643,083	$0	$22,802,804	$0

Cheryl Pate
Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	2	4	0	1	0
$250,952,703	$62,078,267	$436,643,083	$0	$22,802,804	$0

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Kevin Parks

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	1	0	0	1	0
$250,952,703	$7,674,083	$0	$0	$7,674,083	$0

Compensation

The Portfolio Managers receive an annual base salary from the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management. Mr. Prabhu has an ownership interest in the Adviser and the Adviser’s parent company and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Some Portfolio Managers have profit interest units in the Adviser’s parent company in addition to their salary, bonus, and benefits package. These units participate in firm-wide profits and also convey capital value in the event of certain scenarios.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Acquiring Fund may abuse their fiduciary duties to the Acquiring Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Acquiring Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Acquiring Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

As of January 31, 2022, the portfolio managers’ beneficial ownership of shares of the Acquiring Fund were as follows:

Portfolio Manager	Dollar Range of Equity Securities in the Acquiring Fund
Sreeniwas (Sreeni) V. Prabhu	$500,001–$1,000,000
Johannes Palsson	$100,000–$500,000
Cheryl Pate	$50,001–$100,000
Kevin Parks	$10,001–$50,000

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REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the best interest of the shareholders for the Acquiring Fund to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the NAV of the Shares, the liquidity of the assets of the Acquiring Fund, the effect on the Acquiring Fund’s expenses, whether such transactions would impair the Acquiring Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Acquiring Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Shares trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that the Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Acquiring Fund’s shareholders, the Board, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

PORTFOLIO TRANSACTIONS

Acquiring Fund Portfolio Transactions

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Acquiring Fund purchases or to whom the Acquiring Fund sells is acting on their own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the ”over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Acquiring Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the applicable fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Acquiring Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Acquiring Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

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Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Acquiring Fund. These payments may be made to the Acquiring Fund or to other persons on behalf of the Acquiring Fund for services provided to the Acquiring Fund for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Acquiring Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because the Adviser will follow a limited number of securities most of the commission dollars spent on research will directly benefit clients and the Acquiring Fund’s investors.

Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Acquiring Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser or the Acquiring Fund (or affiliates of those persons) pursuant to procedures adopted by the Acquiring Fund.

Other Accounts of the Adviser

Investment decisions for the Acquiring Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Acquiring Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated to obtain any price advantages available to large denomination purchases or sales.

For the period May 31, 2019 (commencement of operations) through January 31, 2020, and fiscal years ended January 31, 2021, and January 31, 2022, the aggregate amount of brokerage commissions paid by the Acquiring Fund was $0, $900 and $8,500, respectively.

Securities of Regular Broker-Dealers

From time to time, the Acquiring Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Acquiring Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Acquiring Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Acquiring Fund, or (iii) sold the largest dollar amounts of the Acquiring Fund’s shares. The Acquiring Fund did not hold any securities of any “regular brokers or dealers” during the fiscal year ended January 31, 2022.

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PROXY VOTING POLICY AND PROXY VOTING RECORD

The Acquiring Fund Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Acquiring Fund which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Acquiring Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Acquiring Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

In its role as investment adviser to the Acquiring Fund, the Adviser has adopted those proxy voting policies adopted by the Acquiring Fund. To the extent that the Acquiring Fund’s policies do not cover potential voting issues with respect to proxies received by the Acquiring Fund, the Acquiring Fund has delegated to the Adviser the authority to act on its behalf to promote the Acquiring Fund’s investment objective, subject to the provisions of the Acquiring Fund’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser will vote proxies in the best interests of the Acquiring Fund. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services). The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser may also consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Acquiring Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Acquiring Fund’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Acquiring Fund.

The Fund will file a Form N-PX, with the Acquiring Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Acquiring Fund will be available without charge, upon request, by calling toll-free (855) 751-4324 and on the SEC’s website at www.sec.gov.

TAXATION

The following discussion is a brief summary of U.S. federal income tax considerations generally applicable to the Acquiring Fund and the ownership and disposition of the Acquiring Fund’s common shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment).

The tax information set forth in the Information Statement/Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Acquiring Fund qualifies as a RIC (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Acquiring Fund and its shareholders and is in addition to the information provided in the Information Statement/Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Acquiring Fund or the tax implications to shareholders. The discussions here and in the Information Statement/Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is subject to the qualifications set forth in the Information Statement/Prospectus and is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of the Information Statement/Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Acquiring Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in the Acquiring Fund.

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Qualification as a RIC

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.

Federal Income Tax Consequences of Qualification

As a RIC, the Acquiring Fund will generally not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To be subject to tax as a RIC, generally the Acquiring Fund must satisfy the following requirements:

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The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Acquiring Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

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The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.

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The Fund must satisfy the following asset diversification test at the close of each quarter of the Acquiring Fund’s tax year: (1) at least 50% of the value of the Acquiring Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Acquiring Fund has not invested more than 5% of the value of the Acquiring Fund’s total assets in securities of an issuer and as to which the Acquiring Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Acquiring Fund’s total assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, or in two or more issuers which the Acquiring Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While the Acquiring Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, the Acquiring Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that the Acquiring Fund uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to repurchases of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Acquiring Fund’s allocation is improper and that the Acquiring Fund has under-distributed its income and gain for any tax year, the Acquiring Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a RIC (see discussion below on what happens if the Acquiring Fund fails to qualify for that treatment).

Failure to Qualify

If for any tax year the Acquiring Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Acquiring Fund’s current and accumulated earnings and profits. In addition, the Acquiring Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Acquiring Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Acquiring Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Failure to qualify as a RIC would thus have a negative impact on the Acquiring Fund’s income and performance. It is possible that the Acquiring Fund will not qualify as a RIC in any given tax year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you out of such income generally would be characterized as ordinary income. A portion of these distributions may qualify for the dividends-received deduction when paid to certain corporate shareholders to the extent of dividends received by the Acquiring Fund from U.S. corporations, provided that certain holding period and other requirements are met.

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A portion of the Acquiring Fund’s distributions paid to individuals may be treated as “qualified dividend income,” which is subject to a reduced maximum Federal income tax rate. A properly reported distribution is treated as qualified dividend income to the extent that the Acquiring Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Acquiring Fund and the shareholder. To the extent the Acquiring Fund’s distributions are attributable to other sources, such as interest or capital gains, such distributions are not treated as qualified dividend income.

Given the Acquiring Fund’s investment strategies, it is not expected that a significant portion of the Acquiring Fund’s dividends will be eligible to be designated as qualified dividend income or the dividends-received deduction.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. U.S. Treasury regulations allow the Acquiring Fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the Acquiring Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through 2025.

Certain distributions reported by the Acquiring Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Acquiring Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Acquiring Fund’s business interest income over the sum of the Acquiring Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Acquiring Fund’s business interest income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from repurchases or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Acquiring Fund may make additional distributions of net capital gain at any time during the year. These distributions to you generally would be characterized as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Acquiring Fund intends to operate, each year, using a fiscal and taxable year ending January 31.

Distributions by the Acquiring Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends generally will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Acquiring Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Acquiring Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received instead of shares.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Acquiring Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Acquiring Fund into account in the year in which they are made. A distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Acquiring Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

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The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Acquiring Fund are held by at least 500 persons at all times during a taxable year, (ii) shares of the Acquiring Fund are treated as regularly traded on an established securities market or (iii) shares of the Acquiring Fund are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). If the Acquiring Fund is not treated as a publicly offered RIC for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) the Acquiring Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid to the Acquiring Fund’s investment adviser and certain of the Acquiring Fund’s other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from the Acquiring Fund in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions are not deductible for taxable years that begin after December 31, 2017, and before January 1, 2026, and thereafter generally (i) will be deductible only to the extent that they exceed 2% of the adjusted gross income of the taxpayer, (ii) will not be deductible for purposes of the alternative minimum tax, and (iii) will be subject to the overall limitation on itemized deductions under Section 68 of the Code.

The IRS requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Acquiring Fund issues preferred shares, the Acquiring Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Although the Acquiring Fund currently does not intend to do so, the Acquiring Fund has the ability to declare a large portion of a distribution in shares. The Fund is not subject to restrictions on the circumstances in which it may declare a portion of a distribution in shares but would generally anticipate doing so only in unusual situations, such as, for example if the Acquiring Fund does not have sufficient cash to meet its RIC distribution requirements under the Code. Generally, were the Acquiring Fund to declare such a distribution, the Acquiring Fund would allow shareholders to elect payment in cash and/or shares of equivalent value. Under published IRS guidance, the entire distribution by a publicly offered RIC will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards the Acquiring Fund’s RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is required to be at least 20% (at least 10% for distributions declared on or before June 30, 2022) of the aggregate declared distribution, for distributions declared on or before December 31, 2020, and after that, 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution is required to be allocated among the shareholder electing to receive cash (with the balance of the distribution paid in shares) under a formula provided in the applicable IRS guidance. Each shareholder electing to receive cash could be entitled to receive cash in an amount equal to at least the lesser of (1) the portion of the distribution such shareholder elected to receive in cash and (2) such shareholder’s entire distribution multiplied by the percentage limitation on cash available for distribution. The number of shares distributed would thus depend on the applicable percentage limitation on cash available for distribution, the shareholder’s individual elections to receive cash or stock, and the value of the shares. Each U.S. shareholder generally would be treated as having received a taxable distribution on the date the distribution is received in an amount equal to the cash that such shareholder would have received if the entire distribution had been paid in cash, even if the shareholder received all or most of the distribution in shares. This may result in U.S. shareholders having to pay tax on such distribution, even if no cash is received.

Certain Tax Rules Applicable to Fund Transactions

For Federal income tax purposes, when put and call options purchased by the Acquiring Fund expire unexercised, the premiums paid by the Acquiring Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Acquiring Fund expire unexercised, the premiums received by the Acquiring Fund give rise to short-term capital gains at the time of expiration. When the Acquiring Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Acquiring Fund. When the Acquiring Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by the Acquiring Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by the Acquiring Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. The Acquiring Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. The Acquiring Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Acquiring Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Acquiring Fund.

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The Acquiring Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Acquiring Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Acquiring Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Acquiring Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Acquiring Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Acquiring Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract or other position entered into or held by the Acquiring Fund in conjunction with any other position held by the Acquiring Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Acquiring Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Acquiring Fund has unrealized gains with respect to the other position in such straddle; (2) the Acquiring Fund’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Acquiring Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Acquiring Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract, futures contract or similar financial instrument denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Acquiring Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Acquiring Fund’s net capital gain.

The Acquiring Fund may invest in shares of foreign corporations (including equity interests in certain CLOs) which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Acquiring Fund receives a so-called “excess distribution” with respect to PFIC stock, the Acquiring Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Acquiring Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC shares. The Acquiring Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.

The Acquiring Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

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Alternatively, the Acquiring Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. The IRS recently issued final regulations that generally treat the Acquiring Fund’s income inclusion with respect to a PFIC with respect to which the Acquiring Fund has made a QEF election as Qualifying RIC Income either if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Acquiring Fund’s business of investing in stock, securities, or currencies.

If the Acquiring Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Acquiring Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Acquiring Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. If the Acquiring Fund is treated as receiving a deemed distribution from a CFC, the Acquiring Fund will be required to include such distribution in the Acquiring Fund’s investment company taxable income regardless of whether the Acquiring Fund receives any actual distributions from such CFC, and the Acquiring Fund must distribute such income to satisfy the distribution requirements applicable to RICs. The IRS recently issued final regulations that generally treat the Acquiring Fund’s income inclusion with respect to a CFC as Qualifying RIC Income either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Acquiring Fund’s business of investing in stock, securities, or currencies.

The Acquiring Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Acquiring Fund’s income from a REMIC or a TMP, or from real estate investment trust (“REIT”) that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”), will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Acquiring Fund, will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Federal Excise Tax

A 4% nondeductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years and on which the RIC did not incur any Federal income tax. The balance of the Acquiring Fund’s income must be distributed during the next calendar year. The Acquiring Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

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The Acquiring Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Acquiring Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange or Repurchase of Shares

In general, you will recognize gain or loss on the sale, exchange or repurchase of Fund shares (including in connection with a termination of the Acquiring Fund) in an amount equal to the difference between the proceeds of the sale, exchange or repurchase and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the Acquiring Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or repurchase of Fund shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares (including shares deemed owned by shareholders under constructive ownership rules) or does not meet certain other requirements, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes (and instead would be treated as a dividend to the extent of the Acquiring Fund’s earnings and profits), and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) or meet certain other requirements will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

The Acquiring Fund will be required in certain cases to withhold and remit to the U.S. Treasury “backup withholding” on taxable distributions and the proceeds of repurchases of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Acquiring Fund that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Acquiring Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Acquiring Fund.

Foreign Income Tax

Investment income received by the Acquiring Fund from sources within foreign countries as well as gains or the proceeds from the sale or other disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Acquiring Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Acquiring Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its tax year consists of stocks or securities of foreign corporations, the Acquiring Fund will be eligible and intends to file

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an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Acquiring Fund subject to certain exceptions. However, there can be no assurance that the Acquiring Fund will be able to do so. Pursuant to this election, you will be required to: (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Acquiring Fund; (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Acquiring Fund.

Foreign Shareholders

The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, trusts and estates). shareholders who are not U.S. persons (“foreign shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Acquiring Fund including the likelihood that taxable distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). An investment in the Acquiring Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.

Properly designated dividends received by a foreign shareholder from a RIC are generally exempt from U.S. Federal withholding tax when they (i) were paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). There can be no assurance that the Acquiring Fund may designate all, some or none of the Acquiring Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Acquiring Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Furthermore, in the case of Fund shares held through an intermediary, the intermediary may have withheld U.S. Federal income tax, even if the Acquiring Fund designated all or a portion of such potentially eligible dividends as having been derived from qualified net interest or income or from qualified short-term capital gains.

If we declare a large portion of a distribution in shares of our stock (as described above), each foreign shareholder generally would be treated as having received a taxable distribution (including for purposes of the application of the withholding tax rules discussed above) on the date the distribution is received in an amount equal to the cash that such foreign shareholder would have received if the entire distribution had been paid in cash, even if such foreign shareholder received all or most of the distribution in shares of our stock. In such a circumstance, all or substantially all of the cash that would otherwise be distributed to a foreign shareholder may be withheld or shares of our stock may be withheld and sold to fund the applicable withholding.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to the Acquiring Fund to enable the Acquiring Fund to determine whether withholding is required.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 12, 2022, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Acquiring Fund’s outstanding common stock, except as described in the following table. A “principal shareholder” is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Acquiring Fund. Shareholders holding greater than 25% interest in the Acquiring Fund may be deemed to be a “control person” of the Acquiring Fund for purposes of the 1940 Act. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Shareholder Name and Address	Class of Shares	Share Holdings		Percentage Owned
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	Common Shares/Beneficial Owner	2,041,358	(1)	10.1%

(1)	Based on a Schedule 13G/A filed with the SEC on February 10, 2022.

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OTHER SERVICE PROVIDERS

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, accounting agent, and transfer agent to the Acquiring Fund pursuant to respective agreements. Fund Services provides certain administrative services to the Acquiring Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Acquiring Fund’s independent contractors and agents; preparation for signature by an officer of the Acquiring Fund of all documents required to be filed for compliance by the Acquiring Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Acquiring Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Acquiring Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Acquiring Fund’s administration agreements with Fund Services, Fund Services will receive fees from the Acquiring Fund for services performed as administrator, transfer agent and fund accountant. Fund Services expects to receive a fee based on the average daily net assets of the Acquiring Fund, subject to an annual minimum amount.

For the period May 31, 2019 (commencement of operations) through January 31, 2020, and fiscal years ended January 31, 2021, and January 31, 2022, the administration and fund accounting fees paid by the Acquiring Fund to Fund Services was $81,501, $171,207 and $149,781.

Custodian

U.S. Bank National Association (“U.S. Bank”) is the custodian for the Acquiring Fund and safeguards and controls the Acquiring Fund’s cash and securities, determines income and collects interest on Fund investments. U.S. Bank’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The custodian does not participate in decisions relating to the purchase and sale of securities by the Acquiring Fund. Fund Services and U.S. Bank are affiliated entities under the common control of U.S. Bancorp.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 (the “Auditor”), has been selected as the independent registered public accounting firm for the Acquiring Fund. The Auditor will perform an annual audit of the Acquiring Fund’s financial statements and will provide financial, tax and accounting services as requested.

Legal Counsel

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Acquiring Fund.

OTHER MATTERS

Code of Ethics

The Acquiring Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which are designed to eliminate conflicts of interest between the Acquiring Fund and personnel of the Acquiring Fund and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Acquiring Fund, subject to certain limitations. The codes are available on the SEC’s website at www.sec.gov and copies of these codes may be obtained, after paying a duplicating fee, by emailing publicinfo@sec.gov.

Registration Statement

This SAI and the Information Statement/Prospectus do not contain all the information included in the registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov or may be examined at the office of the SEC in Washington, D.C.

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Statements contained herein and in the Information Statement/Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

INCORPORATION BY REFERENCE

This SAI is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI.

The documents listed below are incorporated by reference into this SAI and deemed to be part of this SAI:

•	the Annual Report to shareholders of the Acquired Fund for the fiscal period ended January 31, 2022 (Investment Company Act File No. 811-23491; Accession Number 0001193125-22-101259); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended January 31, 2022 (Investment Company Act File No. 811-23358; Accession Number 0001193125-22-101263).

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FINANCIAL STATEMENTS

The audited financial statements of the Acquired Fund for the fiscal year ended January  31, 2022, in the Acquired Fund’s annual report filed on Form N-CSR on April 11, 2022, are incorporated by reference herein.

The audited financial statements of the Acquiring Fund for the fiscal year ended January 31, 2022, in the Acquiring Fund’s annual report filed on Form N-CSR on April 11, 2022, are incorporated by reference herein.

The accounting and valuation policies of the Acquiring Fund and the Acquired Fund are identical.

F-1

PART C

Other Information

Item 15. Indemnification

Reference is made to Article VII, Section 3 of Registrant’s Declaration of Trust, which was filed with the Registrant’s Initial Registration Station of Form N-2, filed June 28, 2018.

Reference is made to Section 11 of the Investment Advisory Agreement between Registrant and Angel Oak Capital Advisors, LLC, which was filed with the Registrant’s Registration Statement of Form N-2, filed May 3, 2019.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	Charter of Registrant

a.	Declaration of Trust dated June 14, 2018.*

(2)	By-Laws

a.	By-Laws dated June 14, 2018.*

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Information Statement/Prospectus.

(5)	Instruments Defining the Rights of Holders of the Securities being Registered

a.	See the Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contract

a.	Investment Advisory Agreement between the Registrant and Angel Oak Capital Advisors, LLC.**

(7)	Distribution Contracts – Inapplicable.

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custody Agreement

a.	Custody Agreement between the Registrant and U.S. Bank National Association.**

(10)	Inapplicable.

(11)	Opinion and Consent of Dechert LLP.****

(12)	Form of Tax Opinion.*****

(13)	Other Material Contracts

a.	Expense Limitation Agreement dated March 27, 2019.*****

b.	Expense Limitation Agreement dated April 27, 2020.***

c.	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.**

d.	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.**

e.	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services.**

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm.*****

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney dated April 7, 2022.*****

(17)	Additional Exhibits – Inapplicable.

(18)	Filing Fee Table

*	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2, filed June 28, 2018.
**	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed May 3, 2019.
***	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed January 29, 2021.
****	To be filed by amendment.
*****	Filed herewith.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Atlanta and State of Georgia, on the 15th day of April, 2022.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

(A Delaware Statutory Trust)

By:	/s/ Dory S. Black
Dory S. Black, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Alvin R. Albe, Jr.*	Trustee	April 15, 2022
Alvin R. Albe, Jr.

/s/ Ira P. Cohen*	Trustee	April 15, 2022
Ira P. Cohen

/s/ Andrea N. Mullins*	Trustee	April 15, 2022
Andrea N. Mullins

/s/ Keith M. Schappert*	Trustee	April 15, 2022
Keith M. Schappert

/s/ Samuel R. Dunlap, III*	Trustee	April 15, 2022
Samuel R. Dunlap, III

/s/ Dory S. Black	President (Principal Executive Officer)	April 15, 2022
Dory S. Black

/s/ Daniel Fazioli Daniel Fazioli	Treasurer, Principal Financial Officer and Principal Accounting Officer	April 15, 2022

*By:	/s/ Dory S. Black
Dory S. Black Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT LIST

(12)	Form of Tax Opinion

(13)a.	Expense Limitation Agreement dated March 27, 2019

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney dated April 7, 2022

(18)	Filing Fee Table